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                                                                   Exhibit 10.10




















                              GIGABEAM CORPORATION

                       NOTE AND WARRANT PURCHASE AGREEMENT

                           DATED AS OF APRIL 19, 2004


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                       NOTE AND WARRANT PURCHASE AGREEMENT

         This NOTE AND WARRANT PURCHASE AGREEMENT (this "Agreement") dated April 19, 2004 is by and between GIGABEAM CORPORATION, a Delaware corporation (the "Company"), and the purchaser enumerated on Schedule I attached hereto ("Purchaser").

         In consideration of the premises and the covenants hereinafter contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

                                   ARTICLE I
                  PURCHASE, SALE AND TERMS OF NOTE AND WARRANT

         Section 1.1. The Notes. The Company has authorized the issuance and sale to the Purchaser of convertible demand notes (the "Notes") having an aggregate principal amount of up to One Million Five Hundred Thousand Dollars ($1,500,000.00) in the following denominations:

         (a) First Note: The First Note shall be in the principal amount of Nine Hundred Thousand Dollars ($900,000), and shall be substantially in the form set forth in Exhibit A attached hereto;

         (b) Second Note: The Second Note shall be in the principal amount of Two Hundred Thousand Dollars ($200,000), and shall be substantially in the form set forth in Exhibit B attached hereto;

         (c) Third Note: The Third Note shall be in the principal amount of Two Hundred thousand Dollars ($200,000), and shall be substantially in the form set forth in Exhibit C attached hereto; and

         (d) Fourth Note: The Fourth Note shall be in the principal amount of Two Hundred Thousand Dollars ($200,000), and shall be substantially in the form set forth in Exhibit D attached hereto.

         Section 1.2. The Warrants. The Company has also authorized the issuance and sale to the Purchaser of warrants (the "Warrants") to purchase the Company's common stock; the shares subject to the Warrants shall constitute authorized but unissued shares and shall be subject to adjustment in accordance with the terms of the Warrants. The Warrants shall be issued pursuant to the following schedule:

         (a) First Warrant: The First Warrant shall be substantially in the form set forth in Exhibit E attached hereto;

         (b) Second Warrant: The Second Warrant shall be substantially in the form set forth in Exhibit F attached hereto;

         (c) Third Warrant: The Third Warrant shall be substantially in the form set forth in Exhibit G attached hereto; and


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         (d) Fourth Warrant: The Fourth Warrant shall be substantially in the form set forth in Exhibit H attached hereto.

         Section 1.3. Purchase and Sale of Notes and Warrants.

         (a) Issuance. The Company agrees to issue and sell to the Purchaser, and, subject to and in reliance upon the representations, warranties, terms and conditions of this Agreement, the Purchaser agrees to purchase from the Company, the Notes and Warrants. The Notes and Warrants shall be issued and payment for the Notes and Warrants shall be made in accordance with this Section 1.3(a)

         (1) First Issuance: Payment for the First Note and First Warrant by the Purchaser and the issuance of the First Note and First Warrant by the Company shall be made at the offices of ____________, commencing at 9:00 a.m. local time on April __, 2004, or at such other time and place upon which the Company and the Purchaser shall mutually agree (the "First Issuance Date").

         (2) Second Issuance: Payment for the Second Note and Second Warrant by the Purchaser and the issuance of the Second Note and Second Warrant by the Company shall be made at the offices of ____________, commencing at 9:00 a.m. local time on May __, 2004, or at such other time and place upon which the Company and the Purchaser shall mutually agree (the "Second Issuance Date").

         (3) Third Issuance: Payment for the Third Note and Third Warrant by the Purchaser and the issuance of the Third Note and Third Warrant by the Company shall be made at the offices of ____________, commencing at 9:00 a.m. local time on the earlier of (i) the consummation of an IPO; (ii) June __, 2004, or (iii) at such other time and place upon which the Company and the Purchaser shall mutually agree (the "Third Issuance Date").

         (4) Fourth Issuance: Payment for the Fourth Note and Fourth Warrant by the Purchaser and the issuance of the Fourth Note and Fourth Warrant by the Company shall be made at the offices of ____________, commencing at 9:00 a.m. local time on the earlier of (i) the consummation of an IPO; (ii) July __, 2004, or (iii) at such other time and place upon which the Company and the Purchaser shall mutually agree (the "Fourth Issuance Date"). (Collectively, the First Issuance Date, the Second Issuance Date, the Third Issuance Date and the Fourth Issuance Date, shall be referred to herein as the "Issuance Dates.")

         On the Issuance Dates, the Company will deliver the respective Notes and Warrants against receipt by the Company of a wire transfer in payment of the full Principal Amount by the Purchaser.

         (b) Allocation of Purchase Price. The Company and the Purchaser, having adverse interests and as a result of arm's length bargaining, agree that: (i) neither the Purchaser nor any of its affiliates has rendered or has agreed to render any services to the Company in connection with this Agreement or the issuance of the Notes and the Warrants; and (ii) the Warrants, when issued, shall not be issued as compensation. The Company shall allocate the purchase price of the Notes and Warrants as shall be determined by the Company's independent auditors in accordance with generally accepted accounting principles. The Company makes no representations as to the appropriate allocation of the purchase price to the Purchaser.


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         (c) Use of Proceeds. The Company agrees to use the proceeds from the sale of the Notes and the Warrants for general working capital purposes.

         Section 1.4. Payments and Endorsements. Payments of principal, interest and premium, if any, on the Notes shall be made directly by wire transfer or by check duly mailed or delivered to the Purchaser at the address enumerated on
Schedule I hereto, without any presentment or notation of payment, except that prior to any transfer of the Notes, the holder of record shall endorse on the Note a record of the date to which interest has been paid and all payments made on account of principal of the Notes.

         Section 1.5. Payment on Non-Business Days. Whenever any payment to be made shall be due on a day which is not a Business Day (as hereinafter defined), such payment may be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of payment of interest due.

         Section 1.6. Registration, etc. The Company shall maintain at its principal office a register relating to the Notes and shall record therein the names and addresses of the registered holders of the Notes, the address to which notices are to be sent and the address to which payments are to be made as designated by the registered holder if other than the address of the holder, and the particulars of all transfers, exchanges and replacements of the Notes. No transfer of the Notes shall be valid unless made on such register for the registered holder or his, her or its executors or administrators or his, her or their duly appointed attorney, upon surrender therefor for exchange as hereinafter provided, accompanied by an instrument in writing, in form and execution reasonably satisfactory to the Company. The Notes or any other note issued hereunder, whether originally or upon transfer, exchange or replacement of the Notes, shall be registered on the date of execution thereof by the Company and shall be dated the date to which interest has been paid on such Note. The registered holder of a Note shall be that Person (as hereinafter defined) in whose name a Note has been so registered by the Company. A registered holder shall be deemed the owner of a Note for all purposes of this Agreement and, subject to the provisions hereof, shall be entitled to the principal, premium, if any, and interest evidenced by such Note free from all equities or rights of set-off or counterclaim among the Company and the transferor of such registered holder or any previous registered holder of the Note.

         Section 1.7. Transfer and Exchange of Notes. Subject to compliance with all applicable state and federal securities laws, the registered holder of the Notes may, prior to the acceleration or prepayment thereof surrender the Notes at the principal office of the Company for transfer or exchange. Within a reasonable time after notice to the Company from a registered holder of its intention to make such exchange and without expense (other than transfer taxes, if any) to such registered holder, the Company shall, at its cost and expense, issue in exchange therefor another note or notes, in such denominations as requested by the registered holder, for the same aggregate principal amount as the unpaid principal amount of the note or notes so surrendered and having the same maturity and rate of interest, containing the same provisions and subject to the same terms and conditions as the note or notes so surrendered. Each new note shall be made payable to such Person or Persons, or registered assigns, as the registered holder of such surrendered note or notes may designate, and such transfer or exchange shall be made in such a manner that no gain or loss of principal or interest shall result therefrom.



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         Section 1.8. Replacement of Notes. Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of a Note or any note issued in exchange therefor and, if requested in the case of any such loss, theft or destruction, upon delivery of an indemnity bond or other agreement or security reasonably satisfactory to the Company, or, in the case of any such mutilation, upon surrender and cancellation of such note, the Company will issue a new note, of like tenor and amount and dated the date to which interest has been paid, in lieu of such lost, stolen, destroyed or mutilated note; provided, however, if any note of which a Purchaser, its nominee, or any of its partners or affiliates is the registered holder is lost, stolen or destroyed, the affidavit of the registered holder setting forth the circumstances with respect to such loss, theft or destruction shall be accepted as satisfactory evidence thereof, and no indemnification bond or other security shall be required as a condition to the execution and delivery by the Company of a new note in replacement of such lost, stolen or destroyed note other than the registered holder's written agreement to indemnify the Company.

         Section 1.9. Representations by the Purchaser. The Purchaser hereby represents on the date of this Agreement, on the date of each Closing and the dates of any exercise of the Warrants as follows:

         (a) It is the Purchaser's present intention to acquire the Notes and the Warrants for its own account and the Notes and the Warrants are being and will be acquired for the purpose of investment and not with a view to distribution or resale thereof.

         (b) The Purchaser is an "accredited investor" within the meaning of Rule 501 of Regulation D under the Securities Act (as hereinafter defined) and was not organized for the specific purpose of acquiring the Notes and the Warrants.

         (c) The Purchaser and its representatives understand that (a) the Notes, Warrants and the shares underlying the Notes and Warrants have not been registered under the Securities Act or the securities laws of any state; (b) the Notes and Warrants are and will be, and upon issuance the shares underlying the Notes and Warrants will be, "restricted securities," as said term is defined in Rule 144 of the Rules and Regulations promulgated under the Securities Act; (c) unless they have been first registered under the Securities Act and all applicable state securities laws, the Notes and Warrants, and upon their issuance, the shares underlying the Notes and Warrants, may only be offered, sold or otherwise transferred to Purchaser or pursuant to an effective registration under the Securities Act or an exemption from registration under the Securities Act, in each case, after providing a satisfactory legal opinion to the Company; (d) the Notes and Warrants, and the certificates for the shares underlying the Notes and Warrants will bear a legend to the effect that their transfer is subject to the provisions hereof; and (e) stop transfer instructions will be placed with the transfer agent for the Purchaser's common stock;

         (d) The Purchaser represents that it and its representatives have sufficient knowledge and experience in investing in companies similar to the Company in terms of the Company's stage of development so as to be able to evaluate the risks and merits of its investment in the Company and it is able financially to bear the risks thereof. Purchaser acknowledges that Purchaser and its representatives have had an opportunity to make an independent examination of the investment, accounting and tax aspects of the proposed purchase transaction having relied solely upon the advice, if any, of Purchaser's counsel, accountants, or business advisors with regard to the various considerations involved in making an investment in the Company, and agrees that the Company has no responsibility with respect to such matters and any such advice. Purchaser further acknowledges that counsel to the Company does not represent the Purchaser. Purchaser hereby confirms to the Company that Purchaser and its representatives have been granted an opportunity to ask questions of and receive answers from, management of the Company concerning the terms and conditions of this investment and other matters.



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         (e) The Purchaser and its representatives understand that an investment in the Company's Notes and Warrants is a speculative investment which involves a high degree of risk of loss of the Purchaser's entire investment and represents that (a) Purchaser has the financial ability to bear the economic risk of the Purchaser's investment in the Notes and Warrants, and (b) the Purchaser has no need for liquidity with respect to such investment.

         (f) The Purchaser has all necessary power and has taken all action required to make all the provisions of this Agreement, the Notes, the Warrants and any other agreements and instruments executed by it in connection herewith and therewith the valid and enforceable obligations they purport to be.

         (g) No Person has or will have, as a result of the transactions contemplated by this Agreement, any right, interest or valid claim against or upon the Purchaser for any commission, fee or other compensation as a finder or broker because of any act or omission by the Purchaser or any agent of the Purchaser.

         Section 1.10. Conversion of Notes.

          (a) (a) Subject to the terms and provisions of this Agreement and the Notes, upon the consummation of a subsequent financing round (other than an initial public offering (the "IPO") of the Company's equity securities)(the "Financing Round") yielding gross proceeds to the Company of at least $2,000,000 (calculated without giving effect to the conversion of the Notes) all of the unpaid principal amount of the Notes, together with any accumulated but unpaid interest thereon accruing, shall be automatically converted into shares of the Company's preferred securities or common stock, if common stock is issued in a Financing Round ("New Securities") issued in connection with a Financing Round at a conversion price which is the same price per share as paid by the investors in the Financing Round and upon substantially the same terms as those given to investors in the Financing Round, provided, however, that the Company, in its sole discretion, may enter into agreements providing certain investors in the Financing Round with rights and benefits more advantageous than those granted to the Investors; or

          (b) Upon the consummation of an IPO, all of the unpaid principal amount of the Notes, shall be automatically converted into a number of shares of the Company's common stock equal to the unpaid principal amount of the Note divided by the public offering price per share of the common stock issued in the IPO. All of the accumulated but unpaid interest accrued on the Notes shall be payable in cash at the closing of the IPO.



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                                   ARTICLE II
                     CONDITIONS TO PURCHASER'S OBLIGATIONS

         Section 2.1. Conditions Precedent. The obligation of the Purchasers to purchase and pay for the Note and the Warrant to be purchased by them hereunder at the Closing is subject to the following conditions:

         (a) Representations and Warranties. Each of the representations and warranties of the Company set forth in Article III hereof shall be true and correct on the date of the Issuance Dates.

         (b) Documentation at Closing. The Purchaser shall have received prior to or at the respective Issuance Date (i) the duly executed Notes and Warrants to be issued as of such date, and (ii) the First Issuance Date a certified copy of the resolutions of the Board of Directors of the Company evidencing approval of this Agreement, the Notes, the Warrants, and the other matters contemplated thereby.

                                  ARTICLE III
                         REPRESENTATIONS AND WARRANTIES

         The Company represents and warrants to the Purchasers, as of the date hereof and as of the Issuance Dates, as follows, except as otherwise provided in the Disclosure Schedules attached hereto:

         Section 3.1. Required Action. Except for the authorization and designation of the New Securities, the Company has all necessary power and has taken all action required to make all the provisions of this Agreement, the Notes, the Warrants and any other agreements and instruments executed by it in connection herewith and therewith the valid and enforceable obligations they purport to be. Neither the issuance of the Notes or the Warrants, the issuance of Preferred Stock upon exercise of the Warrants, nor the issuance of the Company's New Securities or Common Stock, as the case may be, upon conversion of the Notes, is subject to preemptive or other similar statutory or contractual rights or will conflict with any provisions of any agreement or instrument to which the Company is a party or by which it is bound.

         Section 3.2. Governmental Approvals. No authorization, consent, approval, license, or filing or registration with, any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, is or will be necessary for, or in connection with, the offer, issuance, sale, execution or delivery by the Company of, or for the performance by it of its obligations under, this Agreement, the Notes or the Warrants except for applicable federal and state securities filings.

         Section 3.3. Compliance with Other Instruments. Neither the execution and delivery of this Agreement, the Notes, the Warrants, nor the consummation of any transactions contemplated hereby or thereby, has constituted or resulted in or will constitute or result in a material default or violation of any term or provision in any instrument, judgment, order, writ, decree or contract to which the Company is a party or by which it is bound, or, to the best of its knowledge, of any provision of any federal or state statute, rule or regulation applicable to the Company's business now or as proposed to be conducted, except for such defaults or violations that would not have a material adverse effect on the Company's business or properties.



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         Section 3.4. No Brokers or Finders. No Person (other than the
Purchaser) has or will have, as a result of the transactions contemplated by this Agreement, any right, interest or valid claim against or upon the Company for any commission, fee or other compensation as a finder or broker because of any act or omission by the Company or any agent of the Company.

                                   ARTICLE IV
       DEMAND OBLIGATIONS; EVENTS OF DEFAULT; REMEDIES; CHANGE OF CONTROL

         Section 4.1. Demand Obligations - Events of Default. Nothing contained in this section, or elsewhere in this Agreement, shall affect or alter the demand nature of such of the Obligations (as hereinafter defined) as are by their terms, demand obligations. The occurrence of an Event of Default shall not be a prerequisite for the Purchaser making demand or requiring payment of such obligations except as set forth in the Notes. The Company hereby expressly acknowledges and agrees that the Events of Default are set forth herein as examples of some, but not necessarily all, of the events or occurrences that may cause the Purchaser to make demand for payment of any Obligations that are by their terms payable on demand, and that the following shall otherwise constitute Events of Default in respect of any Obligations that are not by their terms (or that may be interpreted by a court of competent jurisdiction not to be) demand obligations.

         Subject to the provisions of the first paragraph of this section, the occurrence of any one or more of the following events shall constitute an event of default hereunder (said events are hereinafter referred to individually as an "Event of Default" and together as the "Events of Default"), entitling the Purchasers to pursue all of its remedies hereunder and under any of the other Financing Documents (as hereinafter defined):

         (a) The failure of the Company to pay any amount of principal and interest under the Notes when and as due thereunder within ten (10) days of the date when due;

         (b) The termination of existence, dissolution, winding up or liquidation of the Company or the sale or other transfer of all or substantially all of the assets or the capital stock of the Company to a third party; or

         (c) Any voluntary bankruptcy, reorganization, debt arrangement, composition or readjustment, liquidation with respect to the Company or any of its property or the appointment of any receiver, master, assignee, liquidator, custodian or other similar Person with respect to the Company or any of its property or any involuntary bankruptcy proceeding which is not dismissed within ninety (90) days of commencement;

         then, and in any such event, so long as the same may be continuing, the Purchaser may, subject to Section 1.10 hereof, by notice in writing to the Company, declare all of the Obligations owed to the Purchaser to be; and they shall thereupon forthwith become, immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Company; provided, however, that in the event of any Event of Default specified in clauses (c) and (d) of this Section 4.1 hereof, all of the Obligations shall become immediately due and payable automatically and without any requirement of notice from the Purchaser.



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         Section 4.2. General Remedies. In addition to and without in any way limiting any other rights and remedies available to any of the Purchaser hereunder or under any of the other Financing Documents or under applicable law or in equity, and at any time or times following the demand for payment of the Obligations which are payable on demand, and the expiry of any applicable grace period, or upon the occurrence of an Event of Default:

         (a) the Purchaser may declare and cause all or any portion of the Obligations to be immediately due and payable;

         (b) the Purchasers shall have the right to apply to the Obligations any deposits or other sums at any time credited by or due from the Purchaser to the Company; and

         (c) the Purchasers may exercise any rights and remedies available under the Financing Documents as they shall deem appropriate.

         Section 4.3. Remedies Not Exclusive. The enumeration of rights and remedies in the Financing Documents is not intended to be exclusive, and they shall be in addition to and not by way of limitation of such others as the Purchasers may have under applicable law, and any and all other documents, instruments, agreements or other writings between or among Company, the Purchaser or other Persons. The Purchasers shall determine its choice of rights and remedies and the order in which they shall be exercised. The exercise of any right or remedy against the Company or any other Person shall not preclude the exercise of others or the exercise thereof against Company, any other Person or any other collateral, all of which shall be cumulative. No act, failure or delay by the Purchaser shall constitute a waiver of any of their rights and remedies. No single or partial waiver by the Purchaser of any provision of the Financing Documents, or of any breach or default thereunder, or of any right or remedy which the Purchaser may have, shall operate as a waiver of any other provision, breach, default, right or remedy or of the same one on a future occasion.

         Section 4.4. Change of Control. Notwithstanding any other provision of this Agreement, the Purchaser shall be entitled to make demand to the Company for the payment of the Obligations immediately prior to the closing of a Change of Control. For the purposes of this Agreement, a "Change of Control" shall mean
(A) the acquisition of the Company by another entity by means of any transaction or series of related transactions (including, without limitation, any reorganization, merger or consolidation) that results in the transfer of fifty percent (50%) or more of the outstanding voting power of the Company; or (B) a sale, transfer, license or lease of all or substantially all of the assets of the Company.





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                                   ARTICLE V
                        DEFINITIONS AND ACCOUNTING TERMS

         Section 5.1. Certain Defined Terms. As used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

         "Agreement" means this Note and Warrant Purchase Agreement, as from time to time amended and in effect between the parties.

         "Business Day" means a day other than Saturday, Sunday or a public holiday under the laws of the State of Delaware.

         "Change of Control" shall have the meaning assigned to that term in
Section 4.4.

         "Closings" shall have the meaning assigned to that term in Section 1.3(a).

         "Issuance Dates" shall have the meaning assigned to that term in
Section 1.3(a).

         "Commission" means the United States Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

         "Company" means GigaBeam Corporation, and its successors and assigns.

         "Events of Default" shall have the meaning assigned to that term in
Section 4.1.

         "Exchange Act" means the Securities Exchange Act of 1934 or any similar federal statute, and the rules and regulations of the Commission (or of any other Federal Agency then administering the Exchange Act) thereunder, all as the same shall be in effect at the time.

         "Financing Documents" means and includes the following, as the same may be hereafter amended, modified, substituted, extended or restated, from time to time: this Agreement, the Notes, the Warrants, and any and all other documents, instruments, agreements and writings, whether now or hereafter executed by or on behalf of the Company, and delivered or assigned to the Purchaser in connection with the transactions contemplated herein or therein.

         "Financing Round" shall have the meaning assigned to that term in
Section 1,10.

         "New Securities" shall have the meaning assigned to that term in
Section 1.10.

         "Notes" shall have the meaning assigned to that term in Section 1.1.

         "Obligations" means any and all indebtedness, liabilities, duties, undertakings, warranties, covenants and agreements (including those of payment or performance) of the Company to the Purchaser, of every kind, nature and description, which arise under or pursuant to the terms of any or all of the Financing Documents, whether or not the same are now existing or hereafter arising, due or not due, absolute or contingent, liquidated or unliquidated.



                                       9
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         "Person" means an individual, corporation, partnership, joint venture, limited liability company, trust, or unincorporated organization, or a government or any agency or political subdivision thereof, or any other entity or business form.

         "Principal Amounts" shall have the meaning assigned to that term in
Section 1.1.

         "Purchaser" means and shall include not only the Persons enumerated on
Schedule I hereto but also any other permitted transferees of the Note or the Warrant.

         "Securities Act" means the Securities Act of 1933 or any similar federal statute, and the rules and regulations of the Commission (or of any other federal agency then administering the Securities Act) thereunder, all as the same shall be in effect at the time.

         "Subsidiary" or "Subsidiaries" means any corporation, association, joint stock company, business trust or other similar organization of which fifty percent (50%) or more of the ordinary voting power for the election of a majority of the members of the board of directors or other governing body of such entity is held or controlled by the Company; or any other such organization the management of which is directly or indirectly controlled by the Company through the exercise of voting power or otherwise.

         "Warrants" shall have the meaning assigned to that term in Section 1.2.

                                   ARTICLE VI
                                 MISCELLANEOUS

         Section 6.1. No Waiver; Cumulative Remedies. No failure or delay on the part of the Purchaser, or any other holder of the Note and the Warrant in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy hereunder. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

         Section 6.2. Amendments, Waivers and Consent. Any provision in this Agreement, the Notes or the Warrants to the contrary notwithstanding, changes in or additions to this Agreement may be made, and compliance with any covenant or provision herein or therein set forth may be omitted or waived, if the Company shall obtain consent thereto in writing from the Purchasers. Any waiver or consent may be given subject to satisfaction of conditions stated therein and any waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         Section 6.3. Addresses for Notices, etc. All notices, requests, demands and other communications provided for hereunder shall be in writing (including telefacsimile communication) and mailed or faxed or delivered to the applicable party at the addresses indicated below:




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If to the Company:         GigaBeam Corporation
                           14225-C Sullyfield Circle
                           138 River Road - 2nd Floor
                           Chantilly, VA 20151
                           Attn: President

         If to the Purchaser, at the address set forth in Schedule I.

         If to any other holder of the Notes or the Warrants, at such holder's address for notice as set forth in the register maintained by the Company, or, as to each of the foregoing, at such other address as shall be designated by such Person in a written notice to the other party complying as to delivery with the terms of this section. All such notices, requests, demands and other communications shall, when mailed or faxed, respectively, be deemed delivered three (3) days after deposited in the mails or faxed with transmission confirmed electronically, respectively, addressed as aforesaid.

         Section 6.4. Costs, Expenses and Taxes. Each party shall bear its own expenses with respect to the preparation, execution and delivery of this Agreement, the Note, the Warrant and other instruments and documents to be delivered hereunder.

         Section 6.5. Binding Effect; Assignment. This Agreement shall be binding upon and inure to the benefit of the Company and the Purchaser and their respective successors and assigns, except that the Company shall not have the right to assign its rights hereunder or any interest herein without the prior written consent of the Purchaser.

         Section 6.6. Survival of Representations and Warranties. All representations and warranties made in this Agreement, the Notes, the Warrants or any other instrument or document delivered in connection herewith or therewith, shall survive the execution and delivery hereof or thereof and the making of the loan.

         Section 6.7. Prior Agreements. This Agreement constitutes the entire agreement between the parties and supersedes any prior understandings or agreements concerning the subject matter hereof.

         Section 6.8. Severability. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.

         Section 6.9. Headings. Article, section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

         Section 6.10. Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and each of the parties hereto may execute this Agreement by signing any such counterpart. Delivery of an executed counterpart of a signature page to this Agreement by telecopier or facsimile shall be effective as delivery of a manually executed counterpart of this Amendment.

         Section 6.11. Further Assurances. From and after the date of this Agreement, upon the request of the Purchasers, the Company shall execute and deliver such instruments, documents and other writings as may be necessary or desirable to confirm and carry out and to effectuate fully the intent and purposes of this Agreement, the Note and the Warrant.

         Section 6.12. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware for all purposes and in all respects, without giving effect to the conflict of law provisions thereof.

         IN WITNESS WHEREOF, the undersigned have each duly executed or caused to be executed this Agreement, under seal, as of the day and year first written above.

                                   COMPANY:

                                   GIGABEAM CORPORATION

                                   By: /s/ :L. Slaughter
                                      -----------------------------------------

                                   Name:    L. Slaughter
                                        ---------------------------------------

                                   Title: CEO
                                         --------------------------------------



                                   PURCHASER:

                                   /s/ Nicholas D. Gerber/Ameristock Corp.

                                   Name:    /s/ Nicholas D. Gerber
                                        ---------------------------------------

                         LIST OF EXHIBITS AND SCHEDULES


Schedule I        Purchaser

Exhibit A         Form of Note
Exhibit B         Form of Warrant

Schedule 3        Exceptions

                                   SCHEDULE I

                                    PURCHASER

Name                                                   Principal Amount
----                                                   ----------------

Americstock Corp.
         First Note                                    $900,000
         Second Note                                   $200,000
         Third Note                                    $200,000
         Fourth Note                                   $200,000

                                    EXHIBIT A

                               FORM OF FIRST NOTE

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, ASSIGNED OR TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, UNLESS THE COMPANY HAS RECEIVED THE WRITTEN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY TO THE EFFECT THAT SUCH SALE, ASSIGNMENT OR TRANSFER DOES NOT INVOLVE A TRANSACTION REQUIRING REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS.

                             CONVERTIBLE DEMAND NOTE

                                 April __, 2004

         For value received, GIGABEAM CORPORATION, a Delaware corporation (the "Company"), hereby unconditionally promises to pay to the order of AMERISTOCK CORP. or its registered assigns (the "Payee"), ON DEMAND, the principal sum of Nine Hundred Thousand Dollars ($900,000.00), together with interest thereon, and premium, if any, all as hereinafter provided, if not earlier converted pursuant to the Agreement (as hereinafter defined). Such principal sum, together with all interest incurred thereon, premium (if any), and all other fees and costs, shall be due and payable ON DEMAND and, except as provided herein, the Payee's right to make demand is unconditional and unlimited; notwithstanding the foregoing, prior to the one year anniversary of the date of issuance of this Note (the "Maturity Date"), the Payee may only make demand (if not earlier converted as provided in the Agreement): (i) following the occurrence and continuance of an Event of Default (as such term is defined in the Agreement) or (ii) immediately prior to the closing of a Change of Control (as such term is defined in the Agreement), which shall permit the acceleration and demand of this Note.

         The Company agrees that the Payee, in the exercise of the Payee's sole discretion, may make demand at any time after the Maturity Date whether or not any Event of Default or Change of Control has occurred and is continuing, and may make demand at any time either before or after the Maturity Date in the event of either of the occurrences described in items (i) and (ii) of the immediately preceding paragraph of this Note. The Company agrees that, in exercising its discretion, the Payee may make demand for any reasons which it deems appropriate, and such reasons may be related or unrelated to the Company, its business or financial condition or prospects. The Payee's right to make demand is a continuing right, and acceptance by the Payee of any payment after demand shall not be deemed a waiver of such right to make demand on any other occasion.

         Prior to the date upon which the balance of this Note becomes due and payable as described herein, whether by demand or otherwise (the "Payment Due Date") and after the Payment Due Date, the unpaid principal balance outstanding on all advances, from time to time, hereunder shall accrue interest at a rate equal to ten percent (10%) per annum. Interest shall be compounded annually and shall be computed on the basis of a 360-day year and a 30-day month. Notwithstanding any other provision of this Note, the Payee does not intend to charge and the Company shall not be required to pay any interest or other fees or charges in excess of the maximum permitted by applicable law; any payments in excess of such maximum shall be refunded to the Company or credited to reduce principal hereunder. All payments received by the Payee hereunder will be applied first to costs of collection and fees, if any, then to interest, then to principal and the balance to premium (if any).

         All principal plus accrued and unpaid interest on the Note and premium (if any) shall be immediately due and payable upon notice in writing from Payee to the Company, without presentment, demand, protest, or notice, upon the occurrence of an Event of Default of the type specified in Section 4.1 of the Agreement, after taking account of all applicable grace and cure periods thereunder. All accrued and unpaid interest on the Note and premium (if any) shall be paid upon payment of the principal of the Note, whether by demand, or upon acceleration as provided herein, or otherwise. At the time that the payment of the balance of this Note becomes due, the Payee may proceed with every remedy available at law or in equity.

         This Note is issued pursuant to and is entitled to the benefits of a certain Note and Warrant Purchase Agreement, dated as of April __, 2004, by and among the Company and the purchaser named therein (the "Agreement"), the terms of which are incorporated herein, and each holder of this Note, by his, her or its acceptance hereof, agrees to be bound by the provisions of the Agreement, including, without limitation, the representations contained in Section 1.9 thereof. Without limiting the foregoing, the holder of this Note is subject to the mandatory equity conversion provisions as set forth in Section 1.10 of the Agreement.

         Principal and interest shall be payable in lawful money of the United States of America, at the address of the Payee set forth in the Agreement or at such other address as the Payee or any subsequent holder may designate from time to time to the Company in writing. If any day on which a payment is due pursuant to the terms of this Note is not a Business Day (as such term is defined in the Agreement), such payment shall be due on the next Business Day following.

         Upon surrender of this Note for transfer or exchange, a new note or new notes of the same tenor dated the date to which interest has been paid on the surrendered Note and in an aggregate principal amount equal to the unpaid principal amount of the Note so surrendered will be issued to, and registered in the name of, the transferor or transferees. The Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes.

         In the event any one or more of the provisions of this Note shall for any reason be held to be invalid, illegal or unenforceable, in whole or in part or in any respect, or in the event that any one or more of the provisions of this Note operate or would prospectively operate to invalidate this Note, then and in any such event, such provision(s) only shall be deemed null and void and shall not affect any other provision of this Note and the remaining provisions of this Note shall remain operative and in full force and effect and in no way shall be affected, prejudiced, or disturbed thereby.

         In case any payment herein provided for shall not be paid when due, the Company promises to pay all costs of collection or enforcement of this Note, including, without limitation, court costs and all reasonable attorney's fees and expenses incurred or paid by the Payee in enforcing the obligations of the Company.

         This Note may be not be prepaid without the prior written consent of the Payee.

         All notices to the Company and the Payee required or permitted hereunder shall be made in accordance with the Agreement.

         This Note shall be governed by, and construed in accordance with, the laws of the State of Delaware.

         Whenever used herein, the terms "Company" and "Payee" shall be deemed to include, to the extent applicable, the successors and assigns of such parties; provided, however, that the obligations of the Company under this Note may not be assigned without the express written consent of the Payee or any holder hereof, which consent may be withheld in the sole and absolute discretion of such Payee or holder.

         The Company and all endorsers of this Note herein waive presentment, notice of nonpayment, protest and all other demand and notices in connection with the delivery, acceptance, performance or enforcement of this Note.

         If any part of this Note shall be adjudged invalid, illegal, or unenforceable, then such partial invalidity, illegality, or unenforceability shall not cause the remainder of this Note to be or to become invalid, illegal, or unenforceable. If a provision hereof is held invalid, illegal or unenforceable in one or more of its applications, the parties hereto agree that the other provisions shall remain in effect in all valid, legal and enforceable applications that are severable from the invalid, illegal or unenforceable application or applications.

         The validity, meaning, enforceability and effect of this Note, and the rights and liabilities of the parties, shall be determined in accordance with the laws of the State of Delaware.







                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the Company has executed this Note as of the date and year first written above.

                                          GIGABEAM CORPORATION



                                          By:
                                             --------------------------------
                                          Name:    Louis Slaughter
                                          Title:   Chief Executive Officer

                                    EXHIBIT B

                               FORM OF SECOND NOTE

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, ASSIGNED OR TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, UNLESS THE COMPANY HAS RECEIVED THE WRITTEN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY TO THE EFFECT THAT SUCH SALE, ASSIGNMENT OR TRANSFER DOES NOT INVOLVE A TRANSACTION REQUIRING REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS.

                             CONVERTIBLE DEMAND NOTE

                                  May __, 2004

         For value received, GIGABEAM CORPORATION, a Delaware corporation (the "Company"), hereby unconditionally promises to pay to the order of AMERISTOCK CORP. or its registered assigns (the "Payee"), ON DEMAND, the principal sum of Two Hundred Thousand Dollars ($200,000.00), together with interest thereon, and premium, if any, all as hereinafter provided, if not earlier converted pursuant to the Agreement (as hereinafter defined). Such principal sum, together with all interest incurred thereon, premium (if any), and all other fees and costs, shall be due and payable ON DEMAND and, except as provided herein, the Payee's right to make demand is unconditional and unlimited; notwithstanding the foregoing, prior to the one year anniversary of the date of issuance of this Note (the "Maturity Date"), the Payee may only make demand (if not earlier converted as provided in the Agreement): (i) following the occurrence and continuance of an Event of Default (as such term is defined in the Agreement) or (ii) immediately prior to the closing of a Change of Control (as such term is defined in the Agreement), which shall permit the acceleration and demand of this Note.

         The Company agrees that the Payee, in the exercise of the Payee's sole discretion, may make demand at any time after the Maturity Date whether or not any Event of Default or Change of Control has occurred and is continuing, and may make demand at any time either before or after the Maturity Date in the event of either of the occurrences described in items (i) and (ii) of the immediately preceding paragraph of this Note. The Company agrees that, in exercising its discretion, the Payee may make demand for any reasons which it deems appropriate, and such reasons may be related or unrelated to the Company, its business or financial condition or prospects. The Payee's right to make demand is a continuing right, and acceptance by the Payee of any payment after demand shall not be deemed a waiver of such right to make demand on any other occasion.

         Prior to the date upon which the balance of this Note becomes due and payable as described herein, whether by demand or otherwise (the "Payment Due Date") and after the Payment Due Date, the unpaid principal balance outstanding on all advances, from time to time, hereunder shall accrue interest at a rate equal to ten percent (10%) per annum. Interest shall be compounded annually and shall be computed on the basis of a 360-day year and a 30-day month. Notwithstanding any other provision of this Note, the Payee does not intend to charge and the Company shall not be required to pay any interest or other fees or charges in excess of the maximum permitted by applicable law; any payments in excess of such maximum shall be refunded to the Company or credited to reduce principal hereunder. All payments received by the Payee hereunder will be applied first to costs of collection and fees, if any, then to interest, then to principal and the balance to premium (if any).

         All principal plus accrued and unpaid interest on the Note and premium (if any) shall be immediately due and payable upon notice in writing from Payee to the Company, without presentment, demand, protest, or notice, upon the occurrence of an Event of Default of the type specified in Section 4.1 of the Agreement, after taking account of all applicable grace and cure periods thereunder. All accrued and unpaid interest on the Note and premium (if any) shall be paid upon payment of the principal of the Note, whether by demand, or upon acceleration as provided herein, or otherwise. At the time that the payment of the balance of this Note becomes due, the Payee may proceed with every remedy available at law or in equity.

         This Note is issued pursuant to and is entitled to the benefits of a certain Note and Warrant Purchase Agreement, dated as of April __, 2004, by and among the Company and the purchaser named therein (the "Agreement"), the terms of which are incorporated herein, and each holder of this Note, by his, her or its acceptance hereof, agrees to be bound by the provisions of the Agreement, including, without limitation, the representations contained in Section 1.9 thereof. Without limiting the foregoing, the holder of this Note is subject to the mandatory equity conversion provisions as set forth in Section 1.10 of the Agreement.

         Principal and interest shall be payable in lawful money of the United States of America, at the address of the Payee set forth in the Agreement or at such other address as the Payee or any subsequent holder may designate from time to time to the Company in writing. If any day on which a payment is due pursuant to the terms of this Note is not a Business Day (as such term is defined in the Agreement), such payment shall be due on the next Business Day following.

         Upon surrender of this Note for transfer or exchange, a new note or new notes of the same tenor dated the date to which interest has been paid on the surrendered Note and in an aggregate principal amount equal to the unpaid principal amount of the Note so surrendered will be issued to, and registered in the name of, the transferor or transferees. The Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes.

         In the event any one or more of the provisions of this Note shall for any reason be held to be invalid, illegal or unenforceable, in whole or in part or in any respect, or in the event that any one or more of the provisions of this Note operate or would prospectively operate to invalidate this Note, then and in any such event, such provision(s) only shall be deemed null and void and shall not affect any other provision of this Note and the remaining provisions of this Note shall remain operative and in full force and effect and in no way shall be affected, prejudiced, or disturbed thereby.

         In case any payment herein provided for shall not be paid when due, the Company promises to pay all costs of collection or enforcement of this Note, including, without limitation, court costs and all reasonable attorney's fees and expenses incurred or paid by the Payee in enforcing the obligations of the Company.

         This Note may be not be prepaid without the prior written consent of the Payee.

         All notices to the Company and the Payee required or permitted hereunder shall be made in accordance with the Agreement.

         This Note shall be governed by, and construed in accordance with, the laws of the State of Delaware.

         Whenever used herein, the terms "Company" and "Payee" shall be deemed to include, to the extent applicable, the successors and assigns of such parties; provided, however, that the obligations of the Company under this Note may not be assigned without the express written consent of the Payee or any holder hereof, which consent may be withheld in the sole and absolute discretion of such Payee or holder.

         The Company and all endorsers of this Note herein waive presentment, notice of nonpayment, protest and all other demand and notices in connection with the delivery, acceptance, performance or enforcement of this Note.

         If any part of this Note shall be adjudged invalid, illegal, or unenforceable, then such partial invalidity, illegality, or unenforceability shall not cause the remainder of this Note to be or to become invalid, illegal, or unenforceable. If a provision hereof is held invalid, illegal or unenforceable in one or more of its applications, the parties hereto agree that the other provisions shall remain in effect in all valid, legal and enforceable applications that are severable from the invalid, illegal or unenforceable application or applications.

         The validity, meaning, enforceability and effect of this Note, and the rights and liabilities of the parties, shall be determined in accordance with the laws of the State of Delaware.







                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the Company has executed this Note as of the date and year first written above.

                                     GIGABEAM CORPORATION



                                     By:
                                        -----------------------------------
                                     Name:    Louis Slaughter
                                     Title:   Chief Executive Officer

                                    EXHIBIT C

                               FORM OF THIRD NOTE

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, ASSIGNED OR TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, UNLESS THE COMPANY HAS RECEIVED THE WRITTEN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY TO THE EFFECT THAT SUCH SALE, ASSIGNMENT OR TRANSFER DOES NOT INVOLVE A TRANSACTION REQUIRING REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS.

                             CONVERTIBLE DEMAND NOTE

                                  June __, 2004

         For value received, GIGABEAM CORPORATION, a Delaware corporation (the "Company"), hereby unconditionally promises to pay to the order of AMERISTOCK CORP. or its registered assigns (the "Payee"), ON DEMAND, the principal sum of Two Hundred Thousand Dollars ($200,000.00), together with interest thereon, and premium, if any, all as hereinafter provided, if not earlier converted pursuant to the Agreement (as hereinafter defined). Such principal sum, together with all interest incurred thereon, premium (if any), and all other fees and costs, shall be due and payable ON DEMAND and, except as provided herein, the Payee's right to make demand is unconditional and unlimited; notwithstanding the foregoing, prior to the one year anniversary of the date of issuance of this Note (the "Maturity Date"), the Payee may only make demand (if not earlier converted as provided in the Agreement): (i) following the occurrence and continuance of an Event of Default (as such term is defined in the Agreement) or (ii) immediately prior to the closing of a Change of Control (as such term is defined in the Agreement), which shall permit the acceleration and demand of this Note.

         The Company agrees that the Payee, in the exercise of the Payee's sole discretion, may make demand at any time after the Maturity Date whether or not any Event of Default or Change of Control has occurred and is continuing, and may make demand at any time either before or after the Maturity Date in the event of either of the occurrences described in items (i) and (ii) of the immediately preceding paragraph of this Note. The Company agrees that, in exercising its discretion, the Payee may make demand for any reasons which it deems appropriate, and such reasons may be related or unrelated to the Company, its business or financial condition or prospects. The Payee's right to make demand is a continuing right, and acceptance by the Payee of any payment after demand shall not be deemed a waiver of such right to make demand on any other occasion.

         Prior to the date upon which the balance of this Note becomes due and payable as described herein, whether by demand or otherwise (the "Payment Due Date") and after the Payment Due Date, the unpaid principal balance outstanding on all advances, from time to time, hereunder shall accrue interest at a rate equal to ten percent (10%) per annum. Interest shall be compounded annually and shall be computed on the basis of a 360-day year and a 30-day month. Notwithstanding any other provision of this Note, the Payee does not intend to charge and the Company shall not be required to pay any interest or other fees or charges in excess of the maximum permitted by applicable law; any payments in excess of such maximum shall be refunded to the Company or credited to reduce principal hereunder. All payments received by the Payee hereunder will be applied first to costs of collection and fees, if any, then to interest, then to principal and the balance to premium (if any).

         All principal plus accrued and unpaid interest on the Note and premium (if any) shall be immediately due and payable upon notice in writing from Payee to the Company, without presentment, demand, protest, or notice, upon the occurrence of an Event of Default of the type specified in Section 4.1 of the Agreement, after taking account of all applicable grace and cure periods thereunder. All accrued and unpaid interest on the Note and premium (if any) shall be paid upon payment of the principal of the Note, whether by demand, or upon acceleration as provided herein, or otherwise. At the time that the payment of the balance of this Note becomes due, the Payee may proceed with every remedy available at law or in equity.

         This Note is issued pursuant to and is entitled to the benefits of a certain Note and Warrant Purchase Agreement, dated as of April __, 2004, by and among the Company and the purchaser named therein (the "Agreement"), the terms of which are incorporated herein, and each holder of this Note, by his, her or its acceptance hereof, agrees to be bound by the provisions of the Agreement, including, without limitation, the representations contained in Section 1.9 thereof. Without limiting the foregoing, the holder of this Note is subject to the mandatory equity conversion provisions as set forth in Section 1.10 of the Agreement.

         Principal and interest shall be payable in lawful money of the United States of America, at the address of the Payee set forth in the Agreement or at such other address as the Payee or any subsequent holder may designate from time to time to the Company in writing. If any day on which a payment is due pursuant to the terms of this Note is not a Business Day (as such term is defined in the Agreement), such payment shall be due on the next Business Day following.

         Upon surrender of this Note for transfer or exchange, a new note or new notes of the same tenor dated the date to which interest has been paid on the surrendered Note and in an aggregate principal amount equal to the unpaid principal amount of the Note so surrendered will be issued to, and registered in the name of, the transferor or transferees. The Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes.

         In the event any one or more of the provisions of this Note shall for any reason be held to be invalid, illegal or unenforceable, in whole or in part or in any respect, or in the event that any one or more of the provisions of this Note operate or would prospectively operate to invalidate this Note, then and in any such event, such provision(s) only shall be deemed null and void and shall not affect any other provision of this Note and the remaining provisions of this Note shall remain operative and in full force and effect and in no way shall be affected, prejudiced, or disturbed thereby.

         In case any payment herein provided for shall not be paid when due, the Company promises to pay all costs of collection or enforcement of this Note, including, without limitation, court costs and all reasonable attorney's fees and expenses incurred or paid by the Payee in enforcing the obligations of the Company.

         This Note may be not be prepaid without the prior written consent of the Payee.

         All notices to the Company and the Payee required or permitted hereunder shall be made in accordance with the Agreement.

         This Note shall be governed by, and construed in accordance with, the laws of the State of Delaware.

         Whenever used herein, the terms "Company" and "Payee" shall be deemed to include, to the extent applicable, the successors and assigns of such parties; provided, however, that the obligations of the Company under this Note may not be assigned without the express written consent of the Payee or any holder hereof, which consent may be withheld in the sole and absolute discretion of such Payee or holder.

         The Company and all endorsers of this Note herein waive presentment, notice of nonpayment, protest and all other demand and notices in connection with the delivery, acceptance, performance or enforcement of this Note.

         If any part of this Note shall be adjudged invalid, illegal, or unenforceable, then such partial invalidity, illegality, or unenforceability shall not cause the remainder of this Note to be or to become invalid, illegal, or unenforceable. If a provision hereof is held invalid, illegal or unenforceable in one or more of its applications, the parties hereto agree that the other provisions shall remain in effect in all valid, legal and enforceable applications that are severable from the invalid, illegal or unenforceable application or applications.

         The validity, meaning, enforceability and effect of this Note, and the rights and liabilities of the parties, shall be determined in accordance with the laws of the State of Delaware.







                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the Company has executed this Note as of the date and year first written above.

                                       GIGABEAM CORPORATION



                                       By:
                                          ---------------------------------
                                       Name:    Louis Slaughter
                                       Title:   Chief Executive Officer

                                    EXHIBIT D

                               FORM OF FOURTH NOTE

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, ASSIGNED OR TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, UNLESS THE COMPANY HAS RECEIVED THE WRITTEN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY TO THE EFFECT THAT SUCH SALE, ASSIGNMENT OR TRANSFER DOES NOT INVOLVE A TRANSACTION REQUIRING REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS.

                             CONVERTIBLE DEMAND NOTE

                                  July __, 2004

         For value received, GIGABEAM CORPORATION, a Delaware corporation (the "Company"), hereby unconditionally promises to pay to the order of AMERISTOCK CORP. or its registered assigns (the "Payee"), ON DEMAND, the principal sum of Two Hundred Thousand Dollars ($200,000.00), together with interest thereon, and premium, if any, all as hereinafter provided, if not earlier converted pursuant to the Agreement (as hereinafter defined). Such principal sum, together with all interest incurred thereon, premium (if any), and all other fees and costs, shall be due and payable ON DEMAND and, except as provided herein, the Payee's right to make demand is unconditional and unlimited; notwithstanding the foregoing, prior to the one year anniversary of the date of issuance of this Note (the "Maturity Date"), the Payee may only make demand (if not earlier converted as provided in the Agreement): (i) following the occurrence and continuance of an Event of Default (as such term is defined in the Agreement) or (ii) immediately prior to the closing of a Change of Control (as such term is defined in the Agreement), which shall permit the acceleration and demand of this Note.

         The Company agrees that the Payee, in the exercise of the Payee's sole discretion, may make demand at any time after the Maturity Date whether or not any Event of Default or Change of Control has occurred and is continuing, and may make demand at any time either before or after the Maturity Date in the event of either of the occurrences described in items (i) and (ii) of the immediately preceding paragraph of this Note. The Company agrees that, in exercising its discretion, the Payee may make demand for any reasons which it deems appropriate, and such reasons may be related or unrelated to the Company, its business or financial condition or prospects. The Payee's right to make demand is a continuing right, and acceptance by the Payee of any payment after demand shall not be deemed a waiver of such right to make demand on any other occasion.

         Prior to the date upon which the balance of this Note becomes due and payable as described herein, whether by demand or otherwise (the "Payment Due Date") and after the Payment Due Date, the unpaid principal balance outstanding on all advances, from time to time, hereunder shall accrue interest at a rate equal to ten percent (10%) per annum. Interest shall be compounded annually and shall be computed on the basis of a 360-day year and a 30-day month. Notwithstanding any other provision of this Note, the Payee does not intend to charge and the Company shall not be required to pay any interest or other fees or charges in excess of the maximum permitted by applicable law; any payments in excess of such maximum shall be refunded to the Company or credited to reduce principal hereunder. All payments received by the Payee hereunder will be applied first to costs of collection and fees, if any, then to interest, then to principal and the balance to premium (if any).

         All principal plus accrued and unpaid interest on the Note and premium (if any) shall be immediately due and payable upon notice in writing from Payee to the Company, without presentment, demand, protest, or notice, upon the occurrence of an Event of Default of the type specified in Section 4.1 of the Agreement, after taking account of all applicable grace and cure periods thereunder. All accrued and unpaid interest on the Note and premium (if any) shall be paid upon payment of the principal of the Note, whether by demand, or upon acceleration as provided herein, or otherwise. At the time that the payment of the balance of this Note becomes due, the Payee may proceed with every remedy available at law or in equity.

         This Note is issued pursuant to and is entitled to the benefits of a certain Note and Warrant Purchase Agreement, dated as of April __, 2004, by and among the Company and the purchaser named therein (the "Agreement"), the terms of which are incorporated herein, and each holder of this Note, by his, her or its acceptance hereof, agrees to be bound by the provisions of the Agreement, including, without limitation, the representations contained in Section 1.9 thereof. Without limiting the foregoing, the holder of this Note is subject to the mandatory equity conversion provisions as set forth in Section 1.10 of the Agreement.

         Principal and interest shall be payable in lawful money of the United States of America, at the address of the Payee set forth in the Agreement or at such other address as the Payee or any subsequent holder may designate from time to time to the Company in writing. If any day on which a payment is due pursuant to the terms of this Note is not a Business Day (as such term is defined in the Agreement), such payment shall be due on the next Business Day following.

         Upon surrender of this Note for transfer or exchange, a new note or new notes of the same tenor dated the date to which interest has been paid on the surrendered Note and in an aggregate principal amount equal to the unpaid principal amount of the Note so surrendered will be issued to, and registered in the name of, the transferor or transferees. The Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes.

         In the event any one or more of the provisions of this Note shall for any reason be held to be invalid, illegal or unenforceable, in whole or in part or in any respect, or in the event that any one or more of the provisions of this Note operate or would prospectively operate to invalidate this Note, then and in any such event, such provision(s) only shall be deemed null and void and shall not affect any other provision of this Note and the remaining provisions of this Note shall remain operative and in full force and effect and in no way shall be affected, prejudiced, or disturbed thereby.

         In case any payment herein provided for shall not be paid when due, the Company promises to pay all costs of collection or enforcement of this Note, including, without limitation, court costs and all reasonable attorney's fees and expenses incurred or paid by the Payee in enforcing the obligations of the Company.

         This Note may be not be prepaid without the prior written consent of the Payee.

         All notices to the Company and the Payee required or permitted hereunder shall be made in accordance with the Agreement.

         This Note shall be governed by, and construed in accordance with, the laws of the State of Delaware.

         Whenever used herein, the terms "Company" and "Payee" shall be deemed to include, to the extent applicable, the successors and assigns of such parties; provided, however, that the obligations of the Company under this Note may not be assigned without the express written consent of the Payee or any holder hereof, which consent may be withheld in the sole and absolute discretion of such Payee or holder.

         The Company and all endorsers of this Note herein waive presentment, notice of nonpayment, protest and all other demand and notices in connection with the delivery, acceptance, performance or enforcement of this Note.

         If any part of this Note shall be adjudged invalid, illegal, or unenforceable, then such partial invalidity, illegality, or unenforceability shall not cause the remainder of this Note to be or to become invalid, illegal, or unenforceable. If a provision hereof is held invalid, illegal or unenforceable in one or more of its applications, the parties hereto agree that the other provisions shall remain in effect in all valid, legal and enforceable applications that are severable from the invalid, illegal or unenforceable application or applications.

         The validity, meaning, enforceability and effect of this Note, and the rights and liabilities of the parties, shall be determined in accordance with the laws of the State of Delaware.







                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the Company has executed this Note as of the date and year first written above.

                                        GIGABEAM CORPORATION



                                        By:
                                           -----------------------------------
                                        Name:  Louis Slaughter
                                        Title:  Chief Executive Officer

                                    EXHIBIT E

                              FORM OF FIRST WARRANT

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, ASSIGNED OR TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, UNLESS THE COMPANY HAS RECEIVED THE WRITTEN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY TO THE EFFECT THAT SUCH SALE, ASSIGNMENT OR TRANSFER DOES NOT INVOLVE A TRANSACTION REQUIRING REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS.

Warrant No. ____

Issue Date:   April ___, 2004

                              GIGABEAM CORPORATION

                                     WARRANT

         THIS CERTIFIES that, for value received, AMERISTOCK CORP. or its registered assigns (the "Holder") is entitled, upon the terms and subject to the conditions hereinafter set forth, to subscribe for and purchase from GIGABEAM CORPORATION, a Delaware corporation (the "Company"), 24 shares (as the same may be adjusted from time to time as set forth herein, the "Warrant Number") of the Company's Common Stock, $0.00l par value per share ("Common Stock") at the exercise price of $.01 per share (as the same may be adjusted from time to time as set forth herein, the "Exercise Price").

         1. Exercise Period - The purchase rights represented by this Warrant are exercisable by the Holder, in whole or in part, at any time from time to time during the Exercise Period, which shall commence immediately upon the Issue Date set forth above and shall end at 5:00 p.m. Boston time on the fifth anniversary of the Issue Date.

         2. Exercise of Warrant -

         (a) During the Exercise Period and provided this Warrant has not been terminated, this Warrant shall be exercised, in whole or in part and from time to time, by the surrender of this Warrant and the Notice of Exercise annexed hereto duly executed at the principal office of the Company (or such other office or agency of the Company as it may designate) and upon payment of the Exercise Price of the shares thereby purchased.

         (i) Exercise by Payment of Exercise Price. Payment of the Exercise Price may be made (A) by check or bank draft payable to the order of the Company, (B) by wire transfer, (C) by cancellation of indebtedness of the Company to the Holder hereof at the time of exercise, including but not limited to the loans evidenced by the Note held by the Holder, or (C) by any combination of the foregoing. If the amount of the payment received by the Company is less than the Exercise Price, the Holder will be notified of the deficiency and shall make payment in that amount within three (3) business days. In the event the payment exceeds the Exercise Price, the Company will refund the excess to the holder within three days of receipt.

         (b) As a condition to the exercise of this Warrant, the Holder agrees to furnish or cause to be furnished to the Company such documents and opinions of counsel as may reasonably be required to satisfy the Company that the shares of Common Stock that are issued upon the exercise of rights represented by this Warrant (the "Warrant Shares") may be issued to the Holder pursuant to an exemption from the registration requirements of, and otherwise in compliance with, applicable federal and state securities laws.

         (c) Upon exercise, the Holder shall be entitled to receive, promptly after payment in full or by net exercise, one or more certificates, issued in the Holder's name or in such name or names as the Holder may direct, subject to the limitations on transfer contained herein, for the number of shares of Common Stock so purchased. The shares so purchased or received shall be deemed to be issued as of the close of business on the date on which this Warrant shall have been exercised. The Company may postpone for a period not to exceed 90 days the time of delivery of certificates for the shares issuable upon the exercise of this Warrant for such additional time as the Company shall deem necessary or desirable to enable it to comply with the listing or quotation requirements of any securities exchange upon which shares of the Company may or are then contemplated to be listed on the National Association of Securities Dealers, Inc., or the requirements of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, any applicable rules or regulations of the Securities and Exchange Commission or the requirements of applicable state securities laws. Any shares of Common Stock issued upon the exercise of this Warrant shall bear the restrictive legend set forth on the face of this Warrant.

         (a) The Company covenants that all Warrant Shares will be fully paid, nonassessable, and free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

         3. No Fractional Shares or Scrip - No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant unless this Warrant is exercised in full. In lieu thereof, a cash payment shall be made equal to such fraction multiplied by the Exercise Price per share as then in effect.

         4. Charges, Taxes and Expenses - Issuance of certificates for Warrant Shares shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company.

         5. No Rights as Shareholder - This Warrant does not entitle the Holder to any voting rights, dividend rights or other rights as a shareholder of the Company prior to exercise and payment in full of the Exercise Price in accordance with Section 2 hereof.

         6. Investment Representation - The Holder, by acceptance of this Warrant, represents and warrants to the Company that this Warrant and all securities acquired upon any and all exercises of this Warrant are purchased for the Holder's own account for investment, and not with view to resale or distribution of either this Warrant or any securities purchasable upon exercise hereof.

         7. Sale or Transfer of the Warrant; Legend - Neither this Warrant nor the Warrant Shares may be sold or transferred unless either (i) they first shall been have registered under the Securities Act of 1933, as amended (the "1933 Act") and any applicable state securities laws and such sale is made in accordance with, and pursuant to, such registration statement, or (ii) the Company first shall have been furnished with an opinion of legal counsel reasonably satisfactory to the Company to the effect that such sale or transfer is exempt from the registration requirements of the 1933 Act and such state laws. Notwithstanding the foregoing, this Warrant may be transferred by the original holder hereof to any of its affiliates without the requirement of an opinion of legal counsel, so long as such transfer is in compliance with federal and state securities laws. Each certificate representing any Warrant or any Warrant Shares that has not been registered and that has not been sold pursuant to an exemption that permits removal of the legend shall bear a legend referring to such restrictions on transfer, substantially in the form of the legend affixed to this Warrant. Upon the request of a holder of a certificate representing any Warrant Shares, the Company shall remove the foregoing legend from the certificate or issue to such holder a new certificate therefor free of any transfer legend, if, with such request, the Company shall have received either (i) an opinion of counsel reasonably satisfactory to the Company to the effect that such legend may be removed from such certificate or (ii) if Paragraph (k) of Rule 144 or a substantially similar successor rule remains in force and effect, representations from the Holder that such Holder is not then, and has not been during the preceding three months, an affiliate of the Company and that such Holder has beneficially owned the security (within the meaning of Rule 144) for two years or more (or such shorter period as may then be specified in Rule 144).

      8. Adjustments

         8.1 Adjustments for Stock Splits, Reverse Stock Splits or Stock Dividends In the event that the outstanding shares of Common Stock shall be subdivided (split), combined (reverse split), by reclassification or otherwise, or in the event of any dividend or other distribution payable on the Common Stock in shares of Common Stock, the Warrant Number in effect immediately prior to such subdivision, combination, or dividend or other distribution, and the Exercise Price per share, shall be proportionately adjusted. Adjustments set forth herein shall be readjusted in the same manner for any successive event or events described herein.

         8.2 Adjustment for Capital Reorganizations - If at any time there shall be a capital reorganization of the Company or a merger or consolidation of the Company with or into another corporation, or the sale of the Company's properties and assets as, or substantially as, an entirety to any other person, then, as part of such reorganization, merger, consolidation, or sale, lawful provision shall be made so that the Holder of this Warrant shall thereafter be entitled to receive on exercise of this Warrant during the period specified in this Warrant and on payment of the Exercise Price then in effect, the number of shares of stock or other securities or property of the Company, or of the successor corporation resulting from such merger or consolidation, to which a holder of the Common Stock deliverable on exercise of this Warrant would have been entitled on such capital reorganization, merger, consolidation, or sale if this Warrant had been exercised immediately before that capital reorganization, merger, consolidation, or sale. In any such case, appropriate adjustment, as determined in good faith by the Board of Directors of the Company, shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the Holder of this Warrant after the reorganization, merger, consolidation, or sale to the end that the provisions of this Warrant (including adjustment of the number of shares purchasable on exercise of this Warrant) shall be applicable after that event, as near as reasonably may be, in relation to any shares or other securities or property deliverable after that event on exercise of this Warrant.

         8.3 Adjustments for Subsequent Equity Offerings - In the event that the Company makes an offering of its equity securities subsequent to the issue date of this Warrant, (an "Equity Offering"),

         (a) the Warrant Number shall be adjusted to be equal to the product derived by multiplying .20 by the quotient resulting from dividing 900,000 by the New Securities Purchase Price; and

         (b) if the Value/Cash Ratio (as defined below) of the Equity Offerings is greater than 1.50, the Warrant Number in effect immediately prior to the Equity Offering, but after giving effect to the provisions of
         Section 8.3(a) shall be adjusted to be equal to the result of the following formula:

         (900,000/(Equity Offering Proceeds X 2.5/Fully-Diluted Shares) - 900,000/((Equity Offering Proceeds + Pre-Money Valuation)/Fully-Diluted Shares)) +.2 X (900,000/(Equity Offering Proceeds X 2.5/Fully-Diluted Shares))

         For the purposes of this Section 8.3,

                  (i) "New Securities" shall mean the securities offered in the Equity Offering.

                  (ii) "New Securities Purchase Price" shall mean the per-share purchase price of the New Securities.

                  (iii) "Value/Cash Ratio" shall mean the quotient resulting from dividing the Pre-Money Valuation by the Equity Offering Proceeds.

                  (iv) "Pre-Money Valuation" shall mean the aggregate pre-money valuation of the Company calculated on a fully-diluted basis used to determine the New Securities Purchase Price.

                  (v) "Equity Offering Proceeds" shall mean the gross proceeds received by the Company from the sale of New Securities, including proceeds received by conversion of the Note or any other convertible instrument.

                  (vi) "Fully-Diluted Shares" shall mean the number of shares of outstanding stock of the Company immediately after the conclusion of the Equity Offering calculated of a fully-diluted basis, taking into account all outstanding convertible securities and shares reserved for issuance under any stock option plans.

                  (vii) "Note" shall mean that certain Convertible Demand Note in the principal amount of $900,000 of even date issued by the Company to the Holder.

In the event that the terms of the Equity Offering provide for multiple closings, the Equity Offering Proceeds shall be deemed to include the aggregate proceeds of all such closings, and no adjustment shall be made to the Warrant Number or Exercise Price pursuant to Section 8.3(b) until the conclusion of the Equity Offering. The terms of this Section 8.3 shall automatically terminate upon the conversion of the Note into New Securities, provided that such terms shall apply to the Equity Offering in which the Note is converted.

         8.4 Certificate as to Adjustments - Upon the occurrence of each adjustment or readjustment pursuant to this Section 8, the Company at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each Holder a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Company shall, upon the written request, at any time, of any Holder, furnish or cause to be furnished to such Holder, a like certificate setting forth: (i) such adjustments and readjustments; (ii) the Exercise Price at the time in effect; and (iii) the number of shares of Common Stock and the amount, if any, of other property that at the time would be received upon the exercise of the Warrant.

         8.5 Notices of Record Date - In the event of any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend that is the same as cash dividends paid in previous quarters) or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, or any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any transfer of all or substantially all the assets of the Company to or consolidation or merger of the Company with or into any other person, or any voluntary or involuntary dissolution, liquidation or winding-up of the Company, then and in each such event the Company will mail or cause to be mailed to the holder of this Warrant a notice specifying (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, and
(ii) the date on which any such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of any class of securities shall be entitled to exchange their shares of securities for securities or other property deliverable on such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up. Such notice shall be mailed at least ten (10) days prior to the date specified in such notice on which any such action is to be taken.

         8.6 No Impairment - The Company will not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of this Warrant against impairment. Without limiting the generality of the foregoing, the Company (a) will not increase the par value of any shares of stock receivable on the exercise of this Warrant above the amount payable therefor on such exercise, and (b) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of stock on the exercise of this Warrant.

         9. Reservation of Stock Issuable on Exercise of Warrant - The Company will at all times reserve and keep available, solely for issuance and delivery upon the exercise of this Warrant, all shares of Common Stock (or other securities) from time to time issuable upon the exercise of this Warrant.

         10. Loss, Theft, Destruction or Mutilation of Warrant - Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction, or mutilation of this Warrant, and in case of loss, theft, or destruction, of indemnity or security reasonably satisfactory to it, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of this Warrant, if mutilated, the Company will make and deliver a new warrant of like tenor and dated as of such cancellation in lieu of this Warrant; provided, however, if any Warrant of which the original holder, its nominee, or any of its partners or affiliates is the registered holder is lost, stolen or destroyed, the affidavit of the registered holder setting forth the circumstances with respect to such loss, theft or destruction shall be accepted as satisfactory evidence thereof, and no indemnification bond or other security shall be required as a condition to the execution and delivery by the Company of a new Warrant in replacement of such lost, stolen or destroyed Warrant other than the registered holder's unsecured written agreement to indemnify the Company.

         11. Remedies - The Company stipulates that the remedies at law of the holder of this Warrant in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of this Warrant are not adequate and may be enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

         12. Dissolution - In the event of any dissolution of the Company following the transfer of all or substantially all of its properties or assets, the Company, prior to such dissolution, shall at its expense deliver or cause to be delivered the stock and other securities and property (including cash, where applicable) receivable by the Holders of the Warrants after the effective date of such dissolution pursuant to this Section 12 to a bank or trust company having its principal office in [_________________], as trustee for the Holder or Holders of the Warrants. Such bank or trust company shall be appointed by the Company, by written notice to each Holder of a Warrant, for the purpose of issuing Common Stock (or other securities) on the exercise of the Warrants, exchanging thereafter any such issuance, exchange or replacement, as the case may be, shall be made at such office by such Warrants pursuant to this Section 12, such bank or trust company shall have all the power and duties of a warrant agent appointed pursuant to this Section 12 and shall accept, in its own name for the account of the Company or such successor person as may be entitled thereto, all amounts otherwise payable to the Company or such successor, as the case may be, on exercise of this Warrant.

         13. Notices, etc. - All notices and other communications from the Company to the holder of this Warrant shall be mailed, by first class mail, to such address as may have been furnished to the Company in writing by such holder, or, until an address is so furnished, to and at the address of the last holder of this Warrant who has so furnished an address to the Company (and shall be deemed effective on the third day following the date of mailing). All communications from the holder of this Warrant to the Company shall be mailed by first class mail to the Company at it principal business address, or such other address as may have been furnished to the holder in writing by the Company.

         14. Miscellaneous - This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. This Warrant shall be construed and enforced in accordance with and governed by the laws of the State of Delaware. The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof. This Warrant is being executed as an instrument under seal. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.

         15. "Market Stand-Off" Agreement - The Holder (and any permitted transferee hereunder) hereby agrees that it will not, without the prior written consent of the managing underwriter, during the period commencing on the date of the final prospectus relating to the Company's initial public offering and ending on the date specified by the Company and the managing underwriter (such period not to exceed one hundred eighty (180) days) (i) lend, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock (whether such shares or any such securities are then owned by the Holder (or any other party bound by this Section 15) or are thereafter acquired), or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The foregoing provisions of this Section 15 shall apply only to the Company's initial public offering of equity securities and shall not apply to the sale of any shares to an underwriter pursuant to an underwriting agreement. The underwriters in connection with the Company's initial public offering are intended third party beneficiaries of this Section 15 and shall have the right, power and authority to enforce the provisions hereof as though they were a party hereto. In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the securities of the Holder (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the Company has caused this Warrant to be executed in its corporate name by its duly authorized officer and to be dated as of the issue date set forth on the first page of this Warrant.

Attest:                                        GIGABEAM CORPORATION


                                               By:
                                                  -----------------------------
                                               Name: Louis Slaughter
                                               Title: Chief Executive Officer

[CORPORATE SEAL]

                          NOTICE OF EXERCISE OF WARRANT



TO:      GIGABEAM CORPORATION

         Pursuant to the terms of the attached Warrant, the undersigned hereby elects:
         ______ to purchase ____ shares of Common Stock of GIGABEAM CORPORATION (the "Company"), by the tender herewith of payment of the Exercise Price of such shares in full.

Please issue a certificate or certificates representing said shares in the name of the undersigned or in such other name(s) as is/are specified immediately below or, if necessary, on an attachment hereto:


                              Name                           Address
                              ----                           -------






DATE:
     -----------------------------

HOLDER:
       -------------------------------------

                               FORM OF ASSIGNMENT
                   (To be signed only on transfer of Warrant)


TO:      GIGABEAM CORPORATION

         For value received, the undersigned hereby sells, assigns, and transfers unto __________________________ the right represented by the within Warrant to purchase shares of equity securities of GIGABEAM CORPORATION, as described in the Warrant, and appoints ____________________________ attorney to transfer such right on the books of GIGABEAM CORPORATION with full power of substitution in the premises.


Dated:
      ----------------------------------------

Printed Name:
              --------------------------------

Signature:
          ------------------------------------
(Signature must conform to name of Holder as specified on the face of the Warrant)

Address:
         ------------------------------------




Signed in the presence of:


----------------------------------------

                                    EXHIBIT F

                             FORM OF SECOND WARRANT

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, ASSIGNED OR TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, UNLESS THE COMPANY HAS RECEIVED THE WRITTEN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY TO THE EFFECT THAT SUCH SALE, ASSIGNMENT OR TRANSFER DOES NOT INVOLVE A TRANSACTION REQUIRING REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS.

Warrant No. ____

Issue Date:                May ___, 2004

                              GIGABEAM CORPORATION

                                     WARRANT

         THIS CERTIFIES that, for value received, AMERISTOCK CORP. or its registered assigns (the "Holder") is entitled, upon the terms and subject to the conditions hereinafter set forth, to subscribe for and purchase from GIGABEAM CORPORATION, a Delaware corporation (the "Company"), 5.333 shares (as the same may be adjusted from time to time as set forth herein, the "Warrant Number") of the Company's Common Stock, $0.00l par value per share ("Common Stock") at the exercise price of $.01 per share (as the same may be adjusted from time to time as set forth herein, the "Exercise Price").

         1. Exercise Period - The purchase rights represented by this Warrant are exercisable by the Holder, in whole or in part, at any time from time to time during the Exercise Period, which shall commence immediately upon the Issue Date set forth above and shall end at 5:00 p.m. Boston time on the fifth anniversary of the Issue Date.

         2. Exercise of Warrant -

         (a) During the Exercise Period and provided this Warrant has not been terminated, this Warrant shall be exercised, in whole or in part and from time to time, by the surrender of this Warrant and the Notice of Exercise annexed hereto duly executed at the principal office of the Company (or such other office or agency of the Company as it may designate) and upon payment of the Exercise Price of the shares thereby purchased.

                  (i) Exercise by Payment of Exercise Price. Payment of the Exercise Price may be made (A) by check or bank draft payable to the order of the Company, (B) by wire transfer, (C) by cancellation of indebtedness of the Company to the Holder hereof at the time of exercise, including but not limited to the loans evidenced by the Note held by the Holder, or (C) by any combination of the foregoing. If the amount of the payment received by the Company is less than the Exercise Price, the Holder will be notified of the deficiency and shall make payment in that amount within three (3) business days. In the event the payment exceeds the Exercise Price, the Company will refund the excess to the holder within three days of receipt.

         (b) As a condition to the exercise of this Warrant, the Holder agrees to furnish or cause to be furnished to the Company such documents and opinions of counsel as may reasonably be required to satisfy the Company that the shares of Common Stock that are issued upon the exercise of rights represented by this Warrant (the "Warrant Shares") may be issued to the Holder pursuant to an exemption from the registration requirements of, and otherwise in compliance with, applicable federal and state securities laws.

         (c) Upon exercise, the Holder shall be entitled to receive, promptly after payment in full or by net exercise, one or more certificates, issued in the Holder's name or in such name or names as the Holder may direct, subject to the limitations on transfer contained herein, for the number of shares of Common Stock so purchased. The shares so purchased or received shall be deemed to be issued as of the close of business on the date on which this Warrant shall have been exercised. The Company may postpone for a period not to exceed 90 days the time of delivery of certificates for the shares issuable upon the exercise of this Warrant for such additional time as the Company shall deem necessary or desirable to enable it to comply with the listing or quotation requirements of any securities exchange upon which shares of the Company may or are then contemplated to be listed on the National Association of Securities Dealers, Inc., or the requirements of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, any applicable rules or regulations of the Securities and Exchange Commission or the requirements of applicable state securities laws. Any shares of Common Stock issued upon the exercise of this Warrant shall bear the restrictive legend set forth on the face of this Warrant.

         (d) The Company covenants that all Warrant Shares will be fully paid, nonassessable, and free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

         3. No Fractional Shares or Scrip - No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant unless this Warrant is exercised in full. In lieu thereof, a cash payment shall be made equal to such fraction multiplied by the Exercise Price per share as then in effect.

         4. Charges, Taxes and Expenses - Issuance of certificates for Warrant Shares shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company.

         5. No Rights as Shareholder - This Warrant does not entitle the Holder to any voting rights, dividend rights or other rights as a shareholder of the Company prior to exercise and payment in full of the Exercise Price in accordance with Section 2 hereof.

         6. Investment Representation - The Holder, by acceptance of this Warrant, represents and warrants to the Company that this Warrant and all securities acquired upon any and all exercises of this Warrant are purchased for the Holder's own account for investment, and not with view to resale or distribution of either this Warrant or any securities purchasable upon exercise hereof.

         7. Sale or Transfer of the Warrant; Legend - Neither this Warrant nor the Warrant Shares may be sold or transferred unless either (i) they first shall been have registered under the Securities Act of 1933, as amended (the "1933 Act") and any applicable state securities laws and such sale is made in accordance with, and pursuant to, such registration statement, or (ii) the Company first shall have been furnished with an opinion of legal counsel reasonably satisfactory to the Company to the effect that such sale or transfer is exempt from the registration requirements of the 1933 Act and such state laws. Notwithstanding the foregoing, this Warrant may be transferred by the original holder hereof to any of its affiliates without the requirement of an opinion of legal counsel, so long as such transfer is in compliance with federal and state securities laws. Each certificate representing any Warrant or any Warrant Shares that has not been registered and that has not been sold pursuant to an exemption that permits removal of the legend shall bear a legend referring to such restrictions on transfer, substantially in the form of the legend affixed to this Warrant. Upon the request of a holder of a certificate representing any Warrant Shares, the Company shall remove the foregoing legend from the certificate or issue to such holder a new certificate therefor free of any transfer legend, if, with such request, the Company shall have received either (i) an opinion of counsel reasonably satisfactory to the Company to the effect that such legend may be removed from such certificate or (ii) if Paragraph (k) of Rule 144 or a substantially similar successor rule remains in force and effect, representations from the Holder that such Holder is not then, and has not been during the preceding three months, an affiliate of the Company and that such Holder has beneficially owned the security (within the meaning of Rule 144) for two years or more (or such shorter period as may then be specified in Rule 144).

      8. Adjustments

         8.1 Adjustments for Stock Splits, Reverse Stock Splits or Stock Dividends In the event that the outstanding shares of Common Stock shall be subdivided (split), combined (reverse split), by reclassification or otherwise, or in the event of any dividend or other distribution payable on the Common Stock in shares of Common Stock, the Warrant Number in effect immediately prior to such subdivision, combination, or dividend or other distribution, and the Exercise Price per share, shall be proportionately adjusted. Adjustments set forth herein shall be readjusted in the same manner for any successive event or events described herein.

         8.2 Adjustment for Capital Reorganizations - If at any time there shall be a capital reorganization of the Company or a merger or consolidation of the Company with or into another corporation, or the sale of the Company's properties and assets as, or substantially as, an entirety to any other person, then, as part of such reorganization, merger, consolidation, or sale, lawful provision shall be made so that the Holder of this Warrant shall thereafter be entitled to receive on exercise of this Warrant during the period specified in this Warrant and on payment of the Exercise Price then in effect, the number of shares of stock or other securities or property of the Company, or of the successor corporation resulting from such merger or consolidation, to which a holder of the Common Stock deliverable on exercise of this Warrant would have been entitled on such capital reorganization, merger, consolidation, or sale if this Warrant had been exercised immediately before that capital reorganization, merger, consolidation, or sale. In any such case, appropriate adjustment, as determined in good faith by the Board of Directors of the Company, shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the Holder of this Warrant after the reorganization, merger, consolidation, or sale to the end that the provisions of this Warrant (including adjustment of the number of shares purchasable on exercise of this Warrant) shall be applicable after that event, as near as reasonably may be, in relation to any shares or other securities or property deliverable after that event on exercise of this Warrant.

         8.3 Adjustments for Subsequent Equity Offerings - In the event that the Company makes an offering of its equity securities subsequent to the issue date of this Warrant, (an "Equity Offering"),

         (a) the Warrant Number shall be adjusted to be equal to the product derived by multiplying .20 by the quotient resulting from dividing 200,000 by the New Securities Purchase Price; and

         (b) if the Value/Cash Ratio (as defined below) of the Equity Offerings is greater than 1.50, the Warrant Number in effect immediately prior to the Equity Offering, but after giving effect to the provisions of
         Section 8.3(a) shall be adjusted to be equal to the result of the following formula:

         (200,000/(Equity Offering Proceeds X 2.5/Fully-Diluted Shares) - 200,000/((Equity Offering Proceeds + Pre-Money Valuation)/Fully-Diluted Shares)) +.2 X (200,000/(Equity Offering Proceeds X 2.5/Fully-Diluted Shares))

         For the purposes of this Section 8.3,

                  (i) "New Securities" shall mean the securities offered in the Equity Offering.

                  (ii) "New Securities Purchase Price" shall mean the per-share purchase price of the New Securities.

                  (iii) "Value/Cash Ratio" shall mean the quotient resulting from dividing the Pre-Money Valuation by the Equity Offering Proceeds.

                  (iv) "Pre-Money Valuation" shall mean the aggregate pre-money valuation of the Company calculated on a fully-diluted basis used to determine the New Securities Purchase Price.

                  (v) "Equity Offering Proceeds" shall mean the gross proceeds received by the Company from the sale of New Securities, including proceeds received by conversion of the Note or any other convertible instrument.

                  (vi) "Fully-Diluted Shares" shall mean the number of shares of outstanding stock of the Company immediately after the conclusion of the Equity Offering calculated of a fully-diluted basis, taking into account all outstanding convertible securities and shares reserved for issuance under any stock option plans.

                  (vii) "Note" shall mean that certain Convertible Demand Note in the principal amount of $200,000 of even date issued by the Company to the Holder.

In the event that the terms of the Equity Offering provide for multiple closings, the Equity Offering Proceeds shall be deemed to include the aggregate proceeds of all such closings, and no adjustment shall be made to the Warrant Number or Exercise Price pursuant to Section 8.3(b) until the conclusion of the Equity Offering. The terms of this Section 8.3 shall automatically terminate upon the conversion of the Note into New Securities, provided that such terms shall apply to the Equity Offering in which the Note is converted.

         8.4 Certificate as to Adjustments - Upon the occurrence of each adjustment or readjustment pursuant to this Section 8, the Company at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each Holder a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Company shall, upon the written request, at any time, of any Holder, furnish or cause to be furnished to such Holder, a like certificate setting forth: (i) such adjustments and readjustments; (ii) the Exercise Price at the time in effect; and (iii) the number of shares of Common Stock and the amount, if any, of other property that at the time would be received upon the exercise of the Warrant.

         8.5 Notices of Record Date - In the event of any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend that is the same as cash dividends paid in previous quarters) or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, or any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any transfer of all or substantially all the assets of the Company to or consolidation or merger of the Company with or into any other person, or any voluntary or involuntary dissolution, liquidation or winding-up of the Company, then and in each such event the Company will mail or cause to be mailed to the holder of this Warrant a notice specifying (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, and
(ii) the date on which any such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of any class of securities shall be entitled to exchange their shares of securities for securities or other property deliverable on such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up. Such notice shall be mailed at least ten (10) days prior to the date specified in such notice on which any such action is to be taken.

         8.6 No Impairment - The Company will not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of this Warrant against impairment. Without limiting the generality of the foregoing, the Company (a) will not increase the par value of any shares of stock receivable on the exercise of this Warrant above the amount payable therefor on such exercise, and (b) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of stock on the exercise of this Warrant.

         9. Reservation of Stock Issuable on Exercise of Warrant - The Company will at all times reserve and keep available, solely for issuance and delivery upon the exercise of this Warrant, all shares of Common Stock (or other securities) from time to time issuable upon the exercise of this Warrant.

         10. Loss, Theft, Destruction or Mutilation of Warrant - Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction, or mutilation of this Warrant, and in case of loss, theft, or destruction, of indemnity or security reasonably satisfactory to it, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of this Warrant, if mutilated, the Company will make and deliver a new warrant of like tenor and dated as of such cancellation in lieu of this Warrant; provided, however, if any Warrant of which the original holder, its nominee, or any of its partners or affiliates is the registered holder is lost, stolen or destroyed, the affidavit of the registered holder setting forth the circumstances with respect to such loss, theft or destruction shall be accepted as satisfactory evidence thereof, and no indemnification bond or other security shall be required as a condition to the execution and delivery by the Company of a new Warrant in replacement of such lost, stolen or destroyed Warrant other than the registered holder's unsecured written agreement to indemnify the Company.

         11. Remedies - The Company stipulates that the remedies at law of the holder of this Warrant in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of this Warrant are not adequate and may be enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

         12. Dissolution - In the event of any dissolution of the Company following the transfer of all or substantially all of its properties or assets, the Company, prior to such dissolution, shall at its expense deliver or cause to be delivered the stock and other securities and property (including cash, where applicable) receivable by the Holders of the Warrants after the effective date of such dissolution pursuant to this Section 12 to a bank or trust company having its principal office in [_________________], as trustee for the Holder or Holders of the Warrants. Such bank or trust company shall be appointed by the Company, by written notice to each Holder of a Warrant, for the purpose of issuing Common Stock (or other securities) on the exercise of the Warrants, exchanging thereafter any such issuance, exchange or replacement, as the case may be, shall be made at such office by such Warrants pursuant to this Section 12, such bank or trust company shall have all the power and duties of a warrant agent appointed pursuant to this Section 12 and shall accept, in its own name for the account of the Company or such successor person as may be entitled thereto, all amounts otherwise payable to the Company or such successor, as the case may be, on exercise of this Warrant.

         13. Notices, etc. - All notices and other communications from the Company to the holder of this Warrant shall be mailed, by first class mail, to such address as may have been furnished to the Company in writing by such holder, or, until an address is so furnished, to and at the address of the last holder of this Warrant who has so furnished an address to the Company (and shall be deemed effective on the third day following the date of mailing). All communications from the holder of this Warrant to the Company shall be mailed by first class mail to the Company at it principal business address, or such other address as may have been furnished to the holder in writing by the Company.

         14. Miscellaneous - This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. This Warrant shall be construed and enforced in accordance with and governed by the laws of the State of Delaware. The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof. This Warrant is being executed as an instrument under seal. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.

         15. "Market Stand-Off" Agreement - The Holder (and any permitted transferee hereunder) hereby agrees that it will not, without the prior written consent of the managing underwriter, during the period commencing on the date of the final prospectus relating to the Company's initial public offering and ending on the date specified by the Company and the managing underwriter (such period not to exceed one hundred eighty (180) days) (i) lend, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock (whether such shares or any such securities are then owned by the Holder (or any other party bound by this Section 15) or are thereafter acquired), or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The foregoing provisions of this Section 15 shall apply only to the Company's initial public offering of equity securities and shall not apply to the sale of any shares to an underwriter pursuant to an underwriting agreement. The underwriters in connection with the Company's initial public offering are intended third party beneficiaries of this Section 15 and shall have the right, power and authority to enforce the provisions hereof as though they were a party hereto. In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the securities of the Holder (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the Company has caused this Warrant to be executed in its corporate name by its duly authorized officer and to be dated as of the issue date set forth on the first page of this Warrant.

Attest:                                        GIGABEAM CORPORATION


                                               By:
                                                  ------------------------------
                                               Name: Louis Slaughter
                                               Title: Chief Executive Officer

[CORPORATE SEAL]

                          NOTICE OF EXERCISE OF WARRANT



TO:      GIGABEAM CORPORATION

         Pursuant to the terms of the attached Warrant, the undersigned hereby elects:
         ______ to purchase ____ shares of Common Stock of GIGABEAM CORPORATION (the "Company"), by the tender herewith of payment of the Exercise Price of such shares in full.

Please issue a certificate or certificates representing said shares in the name of the undersigned or in such other name(s) as is/are specified immediately below or, if necessary, on an attachment hereto:

                      Name                        Address
                      ----                        -------






DATE:
     -----------------------------

HOLDER:
       -------------------------------------

                               FORM OF ASSIGNMENT
                   (To be signed only on transfer of Warrant)


TO:      GIGABEAM CORPORATION

         For value received, the undersigned hereby sells, assigns, and transfers unto __________________________ the right represented by the within Warrant to purchase shares of equity securities of GIGABEAM CORPORATION, as described in the Warrant, and appoints ____________________________ attorney to transfer such right on the books of GIGABEAM CORPORATION with full power of substitution in the premises.


Dated:
      -----------------------------------------

Printed Name:
              ---------------------------------

Signature:
          -------------------------------------
(Signature must conform to name of Holder as specified on the face of the Warrant)

Address:
        ---------------------------------------




Signed in the presence of:


----------------------------------------------

                                   EXHIBIT G

                              FORM OF THIRD WARRANT

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, ASSIGNED OR TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, UNLESS THE COMPANY HAS RECEIVED THE WRITTEN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY TO THE EFFECT THAT SUCH SALE, ASSIGNMENT OR TRANSFER DOES NOT INVOLVE A TRANSACTION REQUIRING REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS.

Warrant No. ____

Issue Date:   June ___, 2004

                              GIGABEAM CORPORATION

                                     WARRANT

         THIS CERTIFIES that, for value received, AMERISTOCK CORP. or its registered assigns (the "Holder") is entitled, upon the terms and subject to the conditions hereinafter set forth, to subscribe for and purchase from GIGABEAM CORPORATION, a Delaware corporation (the "Company"), 5.333 shares (as the same may be adjusted from time to time as set forth herein, the "Warrant Number") of the Company's Common Stock, $0.00l par value per share ("Common Stock") at the exercise price of $.01 per share (as the same may be adjusted from time to time as set forth herein, the "Exercise Price").

         1. Exercise Period - The purchase rights represented by this Warrant are exercisable by the Holder, in whole or in part, at any time from time to time during the Exercise Period, which shall commence immediately upon the Issue Date set forth above and shall end at 5:00 p.m. Boston time on the fifth anniversary of the Issue Date.

         2. Exercise of Warrant -

         (a) During the Exercise Period and provided this Warrant has not been terminated, this Warrant shall be exercised, in whole or in part and from time to time, by the surrender of this Warrant and the Notice of Exercise annexed hereto duly executed at the principal office of the Company (or such other office or agency of the Company as it may designate) and upon payment of the Exercise Price of the shares thereby purchased.

                  (i) Exercise by Payment of Exercise Price. Payment of the Exercise Price may be made (A) by check or bank draft payable to the order of the Company, (B) by wire transfer, (C) by cancellation of indebtedness of the Company to the Holder hereof at the time of exercise, including but not limited to the loans evidenced by the Note held by the Holder, or (C) by any combination of the foregoing. If the amount of the payment received by the Company is less than the Exercise Price, the Holder will be notified of the deficiency and shall make payment in that amount within three (3) business days. In the event the payment exceeds the Exercise Price, the Company will refund the excess to the holder within three days of receipt.

         (b) As a condition to the exercise of this Warrant, the Holder agrees to furnish or cause to be furnished to the Company such documents and opinions of counsel as may reasonably be required to satisfy the Company that the shares of Common Stock that are issued upon the exercise of rights represented by this Warrant (the "Warrant Shares") may be issued to the Holder pursuant to an exemption from the registration requirements of, and otherwise in compliance with, applicable federal and state securities laws.

         (c) Upon exercise, the Holder shall be entitled to receive, promptly after payment in full or by net exercise, one or more certificates, issued in the Holder's name or in such name or names as the Holder may direct, subject to the limitations on transfer contained herein, for the number of shares of Common Stock so purchased. The shares so purchased or received shall be deemed to be issued as of the close of business on the date on which this Warrant shall have been exercised. The Company may postpone for a period not to exceed 90 days the time of delivery of certificates for the shares issuable upon the exercise of this Warrant for such additional time as the Company shall deem necessary or desirable to enable it to comply with the listing or quotation requirements of any securities exchange upon which shares of the Company may or are then contemplated to be listed on the National Association of Securities Dealers, Inc., or the requirements of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, any applicable rules or regulations of the Securities and Exchange Commission or the requirements of applicable state securities laws. Any shares of Common Stock issued upon the exercise of this Warrant shall bear the restrictive legend set forth on the face of this Warrant.

         (d) The Company covenants that all Warrant Shares will be fully paid, nonassessable, and free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

         3. No Fractional Shares or Scrip - No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant unless this Warrant is exercised in full. In lieu thereof, a cash payment shall be made equal to such fraction multiplied by the Exercise Price per share as then in effect.

         4. Charges, Taxes and Expenses - Issuance of certificates for Warrant Shares shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company.

         5. No Rights as Shareholder - This Warrant does not entitle the Holder to any voting rights, dividend rights or other rights as a shareholder of the Company prior to exercise and payment in full of the Exercise Price in accordance with Section 2 hereof.

         6. Investment Representation - The Holder, by acceptance of this Warrant, represents and warrants to the Company that this Warrant and all securities acquired upon any and all exercises of this Warrant are purchased for the Holder's own account for investment, and not with view to resale or distribution of either this Warrant or any securities purchasable upon exercise hereof.

         7. Sale or Transfer of the Warrant; Legend - Neither this Warrant nor the Warrant Shares may be sold or transferred unless either (i) they first shall been have registered under the Securities Act of 1933, as amended (the "1933 Act") and any applicable state securities laws and such sale is made in accordance with, and pursuant to, such registration statement, or (ii) the Company first shall have been furnished with an opinion of legal counsel reasonably satisfactory to the Company to the effect that such sale or transfer is exempt from the registration requirements of the 1933 Act and such state laws. Notwithstanding the foregoing, this Warrant may be transferred by the original holder hereof to any of its affiliates without the requirement of an opinion of legal counsel, so long as such transfer is in compliance with federal and state securities laws. Each certificate representing any Warrant or any Warrant Shares that has not been registered and that has not been sold pursuant to an exemption that permits removal of the legend shall bear a legend referring to such restrictions on transfer, substantially in the form of the legend affixed to this Warrant. Upon the request of a holder of a certificate representing any Warrant Shares, the Company shall remove the foregoing legend from the certificate or issue to such holder a new certificate therefor free of any transfer legend, if, with such request, the Company shall have received either (i) an opinion of counsel reasonably satisfactory to the Company to the effect that such legend may be removed from such certificate or (ii) if Paragraph (k) of Rule 144 or a substantially similar successor rule remains in force and effect, representations from the Holder that such Holder is not then, and has not been during the preceding three months, an affiliate of the Company and that such Holder has beneficially owned the security (within the meaning of Rule 144) for two years or more (or such shorter period as may then be specified in Rule 144).

     8. Adjustments

         8.1 Adjustments for Stock Splits, Reverse Stock Splits or Stock Dividends In the event that the outstanding shares of Common Stock shall be subdivided (split), combined (reverse split), by reclassification or otherwise, or in the event of any dividend or other distribution payable on the Common Stock in shares of Common Stock, the Warrant Number in effect immediately prior to such subdivision, combination, or dividend or other distribution, and the Exercise Price per share, shall be proportionately adjusted. Adjustments set forth herein shall be readjusted in the same manner for any successive event or events described herein.

         8.2 Adjustment for Capital Reorganizations - If at any time there shall be a capital reorganization of the Company or a merger or consolidation of the Company with or into another corporation, or the sale of the Company's properties and assets as, or substantially as, an entirety to any other person, then, as part of such reorganization, merger, consolidation, or sale, lawful provision shall be made so that the Holder of this Warrant shall thereafter be entitled to receive on exercise of this Warrant during the period specified in this Warrant and on payment of the Exercise Price then in effect, the number of shares of stock or other securities or property of the Company, or of the successor corporation resulting from such merger or consolidation, to which a holder of the Common Stock deliverable on exercise of this Warrant would have been entitled on such capital reorganization, merger, consolidation, or sale if this Warrant had been exercised immediately before that capital reorganization, merger, consolidation, or sale. In any such case, appropriate adjustment, as determined in good faith by the Board of Directors of the Company, shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the Holder of this Warrant after the reorganization, merger, consolidation, or sale to the end that the provisions of this Warrant (including adjustment of the number of shares purchasable on exercise of this Warrant) shall be applicable after that event, as near as reasonably may be, in relation to any shares or other securities or property deliverable after that event on exercise of this Warrant.

         8.3 Adjustments for Subsequent Equity Offerings - In the event that the Company makes an offering of its equity securities subsequent to the issue date of this Warrant, (an "Equity Offering"),

         (a) the Warrant Number shall be adjusted to be equal to the product derived by multiplying .20 by the quotient resulting from dividing 200,000 by the New Securities Purchase Price; and

         (b) if the Value/Cash Ratio (as defined below) of the Equity Offerings is greater than 1.50, the Warrant Number in effect immediately prior to the Equity Offering, but after giving effect to the provisions of
         Section 8.3(a) shall be adjusted to be equal to the result of the following formula:

         (200,000/(Equity Offering Proceeds X 2.5/Fully-Diluted Shares) - 200,000/((Equity Offering Proceeds + Pre-Money Valuation)/Fully-Diluted Shares)) +.2 X (200,000/(Equity Offering Proceeds X 2.5/Fully-Diluted Shares))

         For the purposes of this Section 8.3,

                  (i) "New Securities" shall mean the securities offered in the Equity Offering.

                  (ii) "New Securities Purchase Price" shall mean the per-share purchase price of the New Securities.

                  (iii) "Value/Cash Ratio" shall mean the quotient resulting from dividing the Pre-Money Valuation by the Equity Offering Proceeds.

                  (iv) "Pre-Money Valuation" shall mean the aggregate pre-money valuation of the Company calculated on a fully-diluted basis used to determine the New Securities Purchase Price.

                  (v) "Equity Offering Proceeds" shall mean the gross proceeds received by the Company from the sale of New Securities, including proceeds received by conversion of the Note or any other convertible instrument.

                  (vi) "Fully-Diluted Shares" shall mean the number of shares of outstanding stock of the Company immediately after the conclusion of the Equity Offering calculated of a fully-diluted basis, taking into account all outstanding convertible securities and shares reserved for issuance under any stock option plans.

                  (vii) "Note" shall mean that certain Convertible Demand Note in the principal amount of $200,000 of even date issued by the Company to the Holder.

In the event that the terms of the Equity Offering provide for multiple closings, the Equity Offering Proceeds shall be deemed to include the aggregate proceeds of all such closings, and no adjustment shall be made to the Warrant Number or Exercise Price pursuant to Section 8.3(b) until the conclusion of the Equity Offering. The terms of this Section 8.3 shall automatically terminate upon the conversion of the Note into New Securities, provided that such terms shall apply to the Equity Offering in which the Note is converted.

         8.4 Certificate as to Adjustments - Upon the occurrence of each adjustment or readjustment pursuant to this Section 8, the Company at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each Holder a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Company shall, upon the written request, at any time, of any Holder, furnish or cause to be furnished to such Holder, a like certificate setting forth: (i) such adjustments and readjustments; (ii) the Exercise Price at the time in effect; and (iii) the number of shares of Common Stock and the amount, if any, of other property that at the time would be received upon the exercise of the Warrant.

         8.5 Notices of Record Date - In the event of any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend that is the same as cash dividends paid in previous quarters) or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, or any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any transfer of all or substantially all the assets of the Company to or consolidation or merger of the Company with or into any other person, or any voluntary or involuntary dissolution, liquidation or winding-up of the Company, then and in each such event the Company will mail or cause to be mailed to the holder of this Warrant a notice specifying (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, and
(ii) the date on which any such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of any class of securities shall be entitled to exchange their shares of securities for securities or other property deliverable on such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up. Such notice shall be mailed at least ten (10) days prior to the date specified in such notice on which any such action is to be taken.

         8.6 No Impairment - The Company will not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of this Warrant against impairment. Without limiting the generality of the foregoing, the Company (a) will not increase the par value of any shares of stock receivable on the exercise of this Warrant above the amount payable therefor on such exercise, and (b) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of stock on the exercise of this Warrant.

         9. Reservation of Stock Issuable on Exercise of Warrant - The Company will at all times reserve and keep available, solely for issuance and delivery upon the exercise of this Warrant, all shares of Common Stock (or other securities) from time to time issuable upon the exercise of this Warrant.

         10. Loss, Theft, Destruction or Mutilation of Warrant - Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction, or mutilation of this Warrant, and in case of loss, theft, or destruction, of indemnity or security reasonably satisfactory to it, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of this Warrant, if mutilated, the Company will make and deliver a new warrant of like tenor and dated as of such cancellation in lieu of this Warrant; provided, however, if any Warrant of which the original holder, its nominee, or any of its partners or affiliates is the registered holder is lost, stolen or destroyed, the affidavit of the registered holder setting forth the circumstances with respect to such loss, theft or destruction shall be accepted as satisfactory evidence thereof, and no indemnification bond or other security shall be required as a condition to the execution and delivery by the Company of a new Warrant in replacement of such lost, stolen or destroyed Warrant other than the registered holder's unsecured written agreement to indemnify the Company.

         11. Remedies - The Company stipulates that the remedies at law of the holder of this Warrant in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of this Warrant are not adequate and may be enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

         12. Dissolution - In the event of any dissolution of the Company following the transfer of all or substantially all of its properties or assets, the Company, prior to such dissolution, shall at its expense deliver or cause to be delivered the stock and other securities and property (including cash, where applicable) receivable by the Holders of the Warrants after the effective date of such dissolution pursuant to this Section 12 to a bank or trust company having its principal office in [_________________], as trustee for the Holder or Holders of the Warrants. Such bank or trust company shall be appointed by the Company, by written notice to each Holder of a Warrant, for the purpose of issuing Common Stock (or other securities) on the exercise of the Warrants, exchanging thereafter any such issuance, exchange or replacement, as the case may be, shall be made at such office by such Warrants pursuant to this Section 12, such bank or trust company shall have all the power and duties of a warrant agent appointed pursuant to this Section 12 and shall accept, in its own name for the account of the Company or such successor person as may be entitled thereto, all amounts otherwise payable to the Company or such successor, as the case may be, on exercise of this Warrant.

         13. Notices, etc. - All notices and other communications from the Company to the holder of this Warrant shall be mailed, by first class mail, to such address as may have been furnished to the Company in writing by such holder, or, until an address is so furnished, to and at the address of the last holder of this Warrant who has so furnished an address to the Company (and shall be deemed effective on the third day following the date of mailing). All communications from the holder of this Warrant to the Company shall be mailed by first class mail to the Company at it principal business address, or such other address as may have been furnished to the holder in writing by the Company.

         14. Miscellaneous - This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. This Warrant shall be construed and enforced in accordance with and governed by the laws of the State of Delaware. The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof. This Warrant is being executed as an instrument under seal. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.

         15. "Market Stand-Off" Agreement - The Holder (and any permitted transferee hereunder) hereby agrees that it will not, without the prior written consent of the managing underwriter, during the period commencing on the date of the final prospectus relating to the Company's initial public offering and ending on the date specified by the Company and the managing underwriter (such period not to exceed one hundred eighty (180) days) (i) lend, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock (whether such shares or any such securities are then owned by the Holder (or any other party bound by this Section 15) or are thereafter acquired), or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The foregoing provisions of this Section 15 shall apply only to the Company's initial public offering of equity securities and shall not apply to the sale of any shares to an underwriter pursuant to an underwriting agreement. The underwriters in connection with the Company's initial public offering are intended third party beneficiaries of this Section 15 and shall have the right, power and authority to enforce the provisions hereof as though they were a party hereto. In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the securities of the Holder (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the Company has caused this Warrant to be executed in its corporate name by its duly authorized officer and to be dated as of the issue date set forth on the first page of this Warrant.

Attest:                                     GIGABEAM CORPORATION


                                            By:
                                               --------------------------------
                                            Name: Louis Slaughter
                                            Title: Chief Executive Officer

[CORPORATE SEAL]

                          NOTICE OF EXERCISE OF WARRANT



TO: GIGABEAM CORPORATION

         Pursuant to the terms of the attached Warrant, the undersigned hereby elects:
         ______ to purchase ____ shares of Common Stock of GIGABEAM CORPORATION (the "Company"), by the tender herewith of payment of the Exercise Price of such shares in full.

Please issue a certificate or certificates representing said shares in the name of the undersigned or in such other name(s) as is/are specified immediately below or, if necessary, on an attachment hereto:

                       Name                                 Address
                       ----                                 -------






DATE:
     -----------------------------

HOLDER:
       -------------------------------------

                               FORM OF ASSIGNMENT
                   (To be signed only on transfer of Warrant)


TO: GIGABEAM CORPORATION

         For value received, the undersigned hereby sells, assigns, and transfers unto __________________________ the right represented by the within Warrant to purchase shares of equity securities of GIGABEAM CORPORATION, as described in the Warrant, and appoints ____________________________ attorney to transfer such right on the books of GIGABEAM CORPORATION with full power of substitution in the premises.


Dated:
       ----------------------------------------


Printed Name:
              ---------------------------------


Signature:
          -------------------------------------
(Signature must conform to name of Holder as specified on the face of the Warrant)

Address:
        ---------------------------------------


Signed in the presence of:


-----------------------------------------------

                                    EXHIBIT H

                             FORM OF FOURTH WARRANT

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, ASSIGNED OR TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, UNLESS THE COMPANY HAS RECEIVED THE WRITTEN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY TO THE EFFECT THAT SUCH SALE, ASSIGNMENT OR TRANSFER DOES NOT INVOLVE A TRANSACTION REQUIRING REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS.

Warrant No. ____

Issue Date:   July ___, 2004

                              GIGABEAM CORPORATION

                                     WARRANT

         THIS CERTIFIES that, for value received, AMERISTOCK CORP. or its registered assigns (the "Holder") is entitled, upon the terms and subject to the conditions hereinafter set forth, to subscribe for and purchase from GIGABEAM CORPORATION, a Delaware corporation (the "Company"), 5.333 shares (as the same may be adjusted from time to time as set forth herein, the "Warrant Number") of the Company's Common Stock, $0.00l par value per share ("Common Stock") at the exercise price of $.01 per share (as the same may be adjusted from time to time as set forth herein, the "Exercise Price").

         1. Exercise Period - The purchase rights represented by this Warrant are exercisable by the Holder, in whole or in part, at any time from time to time during the Exercise Period, which shall commence immediately upon the Issue Date set forth above and shall end at 5:00 p.m. Boston time on the fifth anniversary of the Issue Date.

         2. Exercise of Warrant -

           (a) During the Exercise Period and provided this Warrant has not been terminated, this Warrant shall be exercised, in whole or in part and from time to time, by the surrender of this Warrant and the Notice of Exercise annexed hereto duly executed at the principal office of the Company (or such other office or agency of the Company as it may designate) and upon payment of the Exercise Price of the shares thereby purchased.

                  (i) Exercise by Payment of Exercise Price. Payment of the Exercise Price may be made (A) by check or bank draft payable to the order of the Company, (B) by wire transfer, (C) by cancellation of indebtedness of the Company to the Holder hereof at the time of exercise, including but not limited to the loans evidenced by the Note held by the Holder, or (C) by any combination of the foregoing. If the amount of the payment received by the Company is less than the Exercise Price, the Holder will be notified of the deficiency and shall make payment in that amount within three (3) business days. In the event the payment exceeds the Exercise Price, the Company will refund the excess to the holder within three days of receipt.

         (b) As a condition to the exercise of this Warrant, the Holder agrees to furnish or cause to be furnished to the Company such documents and opinions of counsel as may reasonably be required to satisfy the Company that the shares of Common Stock that are issued upon the exercise of rights represented by this Warrant (the "Warrant Shares") may be issued to the Holder pursuant to an exemption from the registration requirements of, and otherwise in compliance with, applicable federal and state securities laws.

         (c) Upon exercise, the Holder shall be entitled to receive, promptly after payment in full or by net exercise, one or more certificates, issued in the Holder's name or in such name or names as the Holder may direct, subject to the limitations on transfer contained herein, for the number of shares of Common Stock so purchased. The shares so purchased or received shall be deemed to be issued as of the close of business on the date on which this Warrant shall have been exercised. The Company may postpone for a period not to exceed 90 days the time of delivery of certificates for the shares issuable upon the exercise of this Warrant for such additional time as the Company shall deem necessary or desirable to enable it to comply with the listing or quotation requirements of any securities exchange upon which shares of the Company may or are then contemplated to be listed on the National Association of Securities Dealers, Inc., or the requirements of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, any applicable rules or regulations of the Securities and Exchange Commission or the requirements of applicable state securities laws. Any shares of Common Stock issued upon the exercise of this Warrant shall bear the restrictive legend set forth on the face of this Warrant.

         (d) The Company covenants that all Warrant Shares will be fully paid, nonassessable, and free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

         3. No Fractional Shares or Scrip - No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant unless this Warrant is exercised in full. In lieu thereof, a cash payment shall be made equal to such fraction multiplied by the Exercise Price per share as then in effect.

         4. Charges, Taxes and Expenses - Issuance of certificates for Warrant Shares shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company.

         5. No Rights as Shareholder - This Warrant does not entitle the Holder to any voting rights, dividend rights or other rights as a shareholder of the Company prior to exercise and payment in full of the Exercise Price in accordance with Section 2 hereof.

         6. Investment Representation - The Holder, by acceptance of this Warrant, represents and warrants to the Company that this Warrant and all securities acquired upon any and all exercises of this Warrant are purchased for the Holder's own account for investment, and not with view to resale or distribution of either this Warrant or any securities purchasable upon exercise hereof.

         7. Sale or Transfer of the Warrant; Legend - Neither this Warrant nor the Warrant Shares may be sold or transferred unless either (i) they first shall been have registered under the Securities Act of 1933, as amended (the "1933 Act") and any applicable state securities laws and such sale is made in accordance with, and pursuant to, such registration statement, or (ii) the Company first shall have been furnished with an opinion of legal counsel reasonably satisfactory to the Company to the effect that such sale or transfer is exempt from the registration requirements of the 1933 Act and such state laws. Notwithstanding the foregoing, this Warrant may be transferred by the original holder hereof to any of its affiliates without the requirement of an opinion of legal counsel, so long as such transfer is in compliance with federal and state securities laws. Each certificate representing any Warrant or any Warrant Shares that has not been registered and that has not been sold pursuant to an exemption that permits removal of the legend shall bear a legend referring to such restrictions on transfer, substantially in the form of the legend affixed to this Warrant. Upon the request of a holder of a certificate representing any Warrant Shares, the Company shall remove the foregoing legend from the certificate or issue to such holder a new certificate therefor free of any transfer legend, if, with such request, the Company shall have received either (i) an opinion of counsel reasonably satisfactory to the Company to the effect that such legend may be removed from such certificate or (ii) if Paragraph (k) of Rule 144 or a substantially similar successor rule remains in force and effect, representations from the Holder that such Holder is not then, and has not been during the preceding three months, an affiliate of the Company and that such Holder has beneficially owned the security (within the meaning of Rule 144) for two years or more (or such shorter period as may then be specified in Rule 144).

      8. Adjustments

         8.1 Adjustments for Stock Splits, Reverse Stock Splits or Stock Dividends In the event that the outstanding shares of Common Stock shall be subdivided (split), combined (reverse split), by reclassification or otherwise, or in the event of any dividend or other distribution payable on the Common Stock in shares of Common Stock, the Warrant Number in effect immediately prior to such subdivision, combination, or dividend or other distribution, and the Exercise Price per share, shall be proportionately adjusted. Adjustments set forth herein shall be readjusted in the same manner for any successive event or events described herein.

         8.2 Adjustment for Capital Reorganizations - If at any time there shall be a capital reorganization of the Company or a merger or consolidation of the Company with or into another corporation, or the sale of the Company's properties and assets as, or substantially as, an entirety to any other person, then, as part of such reorganization, merger, consolidation, or sale, lawful provision shall be made so that the Holder of this Warrant shall thereafter be entitled to receive on exercise of this Warrant during the period specified in this Warrant and on payment of the Exercise Price then in effect, the number of shares of stock or other securities or property of the Company, or of the successor corporation resulting from such merger or consolidation, to which a holder of the Common Stock deliverable on exercise of this Warrant would have been entitled on such capital reorganization, merger, consolidation, or sale if this Warrant had been exercised immediately before that capital reorganization, merger, consolidation, or sale. In any such case, appropriate adjustment, as determined in good faith by the Board of Directors of the Company, shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the Holder of this Warrant after the reorganization, merger, consolidation, or sale to the end that the provisions of this Warrant (including adjustment of the number of shares purchasable on exercise of this Warrant) shall be applicable after that event, as near as reasonably may be, in relation to any shares or other securities or property deliverable after that event on exercise of this Warrant.

         8.3 Adjustments for Subsequent Equity Offerings - In the event that the Company makes an offering of its equity securities subsequent to the issue date of this Warrant, (an "Equity Offering"),

         (a) the Warrant Number shall be adjusted to be equal to the product derived by multiplying .20 by the quotient resulting from dividing 200,000 by the New Securities Purchase Price; and

         (b) if the Value/Cash Ratio (as defined below) of the Equity Offerings is greater than 1.50, the Warrant Number in effect immediately prior to the Equity Offering, but after giving effect to the provisions of
         Section 8.3(a) shall be adjusted to be equal to the result of the following formula:

         (200,000/(Equity Offering Proceeds X 2.5/Fully-Diluted Shares) - 200,000/((Equity Offering Proceeds + Pre-Money Valuation)/Fully-Diluted Shares)) +.2 X (200,000/(Equity Offering Proceeds X 2.5/Fully-Diluted Shares))

         For the purposes of this Section 8.3,

                  (i) "New Securities" shall mean the securities offered in the Equity Offering.

                  (ii) "New Securities Purchase Price" shall mean the per-share purchase price of the New Securities.

                  (iii) "Value/Cash Ratio" shall mean the quotient resulting from dividing the Pre-Money Valuation by the Equity Offering Proceeds.

                  (iv) "Pre-Money Valuation" shall mean the aggregate pre-money valuation of the Company calculated on a fully-diluted basis used to determine the New Securities Purchase Price.

                  (v) "Equity Offering Proceeds" shall mean the gross proceeds received by the Company from the sale of New Securities, including proceeds received by conversion of the Note or any other convertible instrument.

                  (vi) "Fully-Diluted Shares" shall mean the number of shares of outstanding stock of the Company immediately after the conclusion of the Equity Offering calculated of a fully-diluted basis, taking into account all outstanding convertible securities and shares reserved for issuance under any stock option plans.

                  (vii) "Note" shall mean that certain Convertible Demand Note in the principal amount of $200,000 of even date issued by the Company to the Holder.

In the event that the terms of the Equity Offering provide for multiple closings, the Equity Offering Proceeds shall be deemed to include the aggregate proceeds of all such closings, and no adjustment shall be made to the Warrant Number or Exercise Price pursuant to Section 8.3(b) until the conclusion of the Equity Offering. The terms of this Section 8.3 shall automatically terminate upon the conversion of the Note into New Securities, provided that such terms shall apply to the Equity Offering in which the Note is converted.

         8.4 Certificate as to Adjustments - Upon the occurrence of each adjustment or readjustment pursuant to this Section 8, the Company at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each Holder a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Company shall, upon the written request, at any time, of any Holder, furnish or cause to be furnished to such Holder, a like certificate setting forth: (i) such adjustments and readjustments; (ii) the Exercise Price at the time in effect; and (iii) the number of shares of Common Stock and the amount, if any, of other property that at the time would be received upon the exercise of the Warrant.

         8.5 Notices of Record Date - In the event of any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend that is the same as cash dividends paid in previous quarters) or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, or any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any transfer of all or substantially all the assets of the Company to or consolidation or merger of the Company with or into any other person, or any voluntary or involuntary dissolution, liquidation or winding-up of the Company, then and in each such event the Company will mail or cause to be mailed to the holder of this Warrant a notice specifying (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, and
(ii) the date on which any such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of any class of securities shall be entitled to exchange their shares of securities for securities or other property deliverable on such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up. Such notice shall be mailed at least ten (10) days prior to the date specified in such notice on which any such action is to be taken.

         8.6 No Impairment - The Company will not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of this Warrant against impairment. Without limiting the generality of the foregoing, the Company (a) will not increase the par value of any shares of stock receivable on the exercise of this Warrant above the amount payable therefor on such exercise, and (b) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of stock on the exercise of this Warrant.

         9. Reservation of Stock Issuable on Exercise of Warrant - The Company will at all times reserve and keep available, solely for issuance and delivery upon the exercise of this Warrant, all shares of Common Stock (or other securities) from time to time issuable upon the exercise of this Warrant.

         10. Loss, Theft, Destruction or Mutilation of Warrant - Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction, or mutilation of this Warrant, and in case of loss, theft, or destruction, of indemnity or security reasonably satisfactory to it, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of this Warrant, if mutilated, the Company will make and deliver a new warrant of like tenor and dated as of such cancellation in lieu of this Warrant; provided, however, if any Warrant of which the original holder, its nominee, or any of its partners or affiliates is the registered holder is lost, stolen or destroyed, the affidavit of the registered holder setting forth the circumstances with respect to such loss, theft or destruction shall be accepted as satisfactory evidence thereof, and no indemnification bond or other security shall be required as a condition to the execution and delivery by the Company of a new Warrant in replacement of such lost, stolen or destroyed Warrant other than the registered holder's unsecured written agreement to indemnify the Company.

         11. Remedies - The Company stipulates that the remedies at law of the holder of this Warrant in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of this Warrant are not adequate and may be enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

         12. Dissolution - In the event of any dissolution of the Company following the transfer of all or substantially all of its properties or assets, the Company, prior to such dissolution, shall at its expense deliver or cause to be delivered the stock and other securities and property (including cash, where applicable) receivable by the Holders of the Warrants after the effective date of such dissolution pursuant to this Section 12 to a bank or trust company having its principal office in [_________________], as trustee for the Holder or Holders of the Warrants. Such bank or trust company shall be appointed by the Company, by written notice to each Holder of a Warrant, for the purpose of issuing Common Stock (or other securities) on the exercise of the Warrants, exchanging thereafter any such issuance, exchange or replacement, as the case may be, shall be made at such office by such Warrants pursuant to this Section 12, such bank or trust company shall have all the power and duties of a warrant agent appointed pursuant to this Section 12 and shall accept, in its own name for the account of the Company or such successor person as may be entitled thereto, all amounts otherwise payable to the Company or such successor, as the case may be, on exercise of this Warrant.

         13. Notices, etc. - All notices and other communications from the Company to the holder of this Warrant shall be mailed, by first class mail, to such address as may have been furnished to the Company in writing by such holder, or, until an address is so furnished, to and at the address of the last holder of this Warrant who has so furnished an address to the Company (and shall be deemed effective on the third day following the date of mailing). All communications from the holder of this Warrant to the Company shall be mailed by first class mail to the Company at it principal business address, or such other address as may have been furnished to the holder in writing by the Company.

         14. Miscellaneous - This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. This Warrant shall be construed and enforced in accordance with and governed by the laws of the State of Delaware. The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof. This Warrant is being executed as an instrument under seal. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.

         15. "Market Stand-Off" Agreement - The Holder (and any permitted transferee hereunder) hereby agrees that it will not, without the prior written consent of the managing underwriter, during the period commencing on the date of the final prospectus relating to the Company's initial public offering and ending on the date specified by the Company and the managing underwriter (such period not to exceed one hundred eighty (180) days) (i) lend, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock (whether such shares or any such securities are then owned by the Holder (or any other party bound by this Section 15) or are thereafter acquired), or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The foregoing provisions of this Section 15 shall apply only to the Company's initial public offering of equity securities and shall not apply to the sale of any shares to an underwriter pursuant to an underwriting agreement. The underwriters in connection with the Company's initial public offering are intended third party beneficiaries of this Section 15 and shall have the right, power and authority to enforce the provisions hereof as though they were a party hereto. In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the securities of the Holder (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the Company has caused this Warrant to be executed in its corporate name by its duly authorized officer and to be dated as of the issue date set forth on the first page of this Warrant.

Attest:                                         GIGABEAM CORPORATION


                                                By:
                                                   -----------------------------
                                                Name: Louis Slaughter
                                                Title: Chief Executive Officer

[CORPORATE SEAL]

                          NOTICE OF EXERCISE OF WARRANT



TO: GIGABEAM CORPORATION

         Pursuant to the terms of the attached Warrant, the undersigned hereby elects:
         ______ to purchase ____ shares of Common Stock of GIGABEAM CORPORATION (the "Company"), by the tender herewith of payment of the Exercise Price of such shares in full.

Please issue a certificate or certificates representing said shares in the name of the undersigned or in such other name(s) as is/are specified immediately below or, if necessary, on an attachment hereto:

                            Name                            Address
                            ----                            -------






DATE:
     -----------------------------

HOLDER:
       -------------------------------------

                               FORM OF ASSIGNMENT
                   (To be signed only on transfer of Warrant)


TO:      GIGABEAM CORPORATION

         For value received, the undersigned hereby sells, assigns, and transfers unto __________________________ the right represented by the within Warrant to purchase shares of equity securities of GIGABEAM CORPORATION, as described in the Warrant, and appoints ____________________________ attorney to transfer such right on the books of GIGABEAM CORPORATION with full power of substitution in the premises.


Dated:
      ------------------------------------------

Printed Name:
              ----------------------------------

Signature:
          --------------------------------------
(Signature must conform to name of Holder as specified on the face of the Warrant)

Address:
         ---------------------------------------




Signed in the presence of:


-----------------------------------------------